PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BLACKROCK KELSO CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF SPECIAL MEETING OF

STOCKHOLDERS

TO BE HELD ON FEBRUARY 18, 2015

Notice is hereby given to the owners of shares of common stock (“Stockholders”) of BlackRock Kelso Capital Corporation (the “Company”) that:

The Special Meeting of Stockholders of the Company (the “Special Meeting”) will be held on the 4th floor of 40 East 52nd Street, New York, New York, on February 18, 2015, at 10:30 a.m. (New York City time). The Special Meeting is being held for the following purposes:

1.	To consider and vote upon a proposal to approve an investment management agreement (the “New Agreement”) between the Company and BlackRock Advisors, LLC, an indirect, wholly-owned subsidiary of BlackRock, Inc. (the “New Advisor”), to permit the New Advisor to serve as investment adviser to the Company following the completion of the sale of substantially all of the business of the Company’s investment adviser, BlackRock Kelso Capital Advisors LLC (the “Existing Advisor”), to the New Advisor (the “Transaction”), which agreement only will take effect upon the closing of the Transaction;

2.	To consider and vote upon a proposal to amend the existing investment management agreement between the Company and the Existing Advisor (such agreement, the “Existing Agreement”), in order to: (a) reduce the base management fee and (b) change the structure of the incentive fee (collectively, the “Amendments”), which Amendments also will apply to the New Agreement described in the first Proposal and will go into effect following the second anniversary of the effective date of the New Agreement, if the first Proposal is approved by Stockholders; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

You are encouraged to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on December 22, 2014 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting. Whether or not you expect to be present in person at the Special Meeting, you are urged to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, or register your vote by telephone or through the Internet, so you will be represented at the Special Meeting. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned, postponed or delayed in order to permit further solicitation of the proxies by the Company.

By order of the Board of the Company

Laurence D. Paredes, Secretary of the Company

New York, New York

                , 2014

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET, TODAY.

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 18, 2015

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Stockholders (the “Notice of Special Meeting”). Much of the information in this proxy statement (this “Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”, each member of which is referred to as a “Director”) of BlackRock Kelso Capital Corporation (the “Company,” “we,” “our” or “us”) of proxies to be voted at the Special Meeting (the “Special Meeting”) of owners of shares of common stock (“Stockholders”) of the Company and, if the Special Meeting is adjourned, postponed or delayed, at any later sessions of the meeting, for the purposes stated in the Notice of Special Meeting. The Special Meeting will be held on the 4th floor of 40 East 52nd Street, New York, New York, on February 18, 2015 at 10:30 a.m. (New York City time). This Proxy Statement, the Notice of Special Meeting and the enclosed proxy card are first being sent to Stockholders on or about                 , 2014.

*	WHY IS A STOCKHOLDER MEETING BEING HELD?

To address various proposals that require Stockholder approval.

*	WHAT PROPOSALS WILL BE VOTED ON?

In the first proposal (the “First Proposal” or “Proposal 1”), Stockholders are being asked to consider and vote upon a proposal to approve a new investment management agreement (the “New Agreement”) between the Company and BlackRock Advisors, LLC (the “New Advisor”), an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to permit the New Advisor to serve as investment adviser to the Company following the completion of the sale of substantially all of the business of the Company’s investment adviser, BlackRock Kelso Capital Advisors LLC (the “Existing Advisor”), to the New Advisor (the “Transaction”). The New Agreement will only take effect upon the closing of the Transaction. To maintain continuity in this important function, securities laws require the Company’s Stockholders to approve a new investment management agreement between the Company and the New Advisor to permit the New Advisor to serve as investment adviser to the Company.

In the second proposal (the “Second Proposal” or “Proposal 2”), Stockholders are being asked to consider and vote upon a proposal to amend the existing investment management agreement between the Company and its investment adviser, BlackRock Kelso Capital Advisors LLC (such agreement, the “Existing Agreement”), in order to: (a) reduce the base management fee and (b) change the structure of the incentive fee (collectively, the “Amendments”). The Existing Agreement as modified by the Amendments is sometimes referred to as the “Amended Agreement.” If the Amendments go into effect, the change in the incentive fee structure may, from time to time, cause an increase in the advisory fees, depending on the future performance of the Company. In addition, if Proposal 1 also is approved by Stockholders, the Amendments also will apply to the New Agreement and will go into effect following the second anniversary of the effective date of the New Agreement.

*	ARE THE PROPOSALS CONTINGENT ON EACH OTHER?

No. Each Proposal will take effect if approved by Stockholders regardless of whether the other Proposal is approved. With respect to the fee structure under the New Agreement, if Proposal 2 regarding the fee change is not approved by Stockholders, the fee structure under the New Agreement with the New Advisor will be identical to the current fee structure under the Existing Agreement. However, if both Proposals are approved, the implementation of the Amendments by the New Advisor will not take effect until the second anniversary of the effective date of the New Agreement. In that case, until the second anniversary of the effective date of the New Agreement, the fee structure under the New Agreement will be identical to the fee structure currently in place under the Existing Agreement; thereafter, the fee structure under the New Agreement will reflect the fee structure as amended by the Amendments described in Proposal 2.

*	WHAT WILL HAPPEN IF SOME BUT NOT ALL OF THE PROPOSALS ARE APPROVED OR IF ALL OF THE PROPOSALS ARE APPROVED?

If only Proposal 1 is approved by Stockholders, following the closing of the Transaction, the New Advisor will serve as the investment adviser to the Company and the fee structure under the New Agreement will be identical to the current fee structure under the Existing Agreement.

If only Proposal 2 is approved by Stockholders, the Existing Advisor will continue to serve as investment adviser to the Company and the fee structure under the Existing Agreement will be revised to reflect the terms of the Amendments, which will take effect immediately upon Stockholder approval and the conclusion of the Special Meeting.

If both Proposals are approved, the New Advisor will serve as investment adviser to the Company following the closing of the Transaction. In that case, until the second anniversary of the effective date of the New Agreement, the fee structure under the New Agreement will be identical to the fee structure currently in place under the Existing Agreement; thereafter, the fee structure under the New Agreement will reflect the fee structure as amended by the Amendments described in Proposal 2.

*	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Special Meeting to be held on February 18, 2015, and, if the Special Meeting is adjourned, postponed or delayed, at any later sessions, for the purposes stated in the Notice of Special Meeting (see previous page).

*	HOW DOES THE COMPANY’S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSALS?

The Board unanimously recommends that you vote “FOR” each Proposal.

*	WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on December 22, 2014 are entitled to be present and to vote at the Special Meeting or any adjournments, postponements or delays thereof. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your shares will be voted by the proxyholders at their discretion according to the Board’s recommendation.

*	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES?

Stockholders of record own shares that are registered directly in their name with the Company’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The Notice of Special Meeting, Proxy Statement and proxy card are being sent directly to Stockholders of record by the Company. Stockholders of record have the right to vote in person at the Special Meeting or to grant a voting proxy directly to anyone to vote in their place.

Beneficial owners of shares own shares that are held in a stock brokerage account or by a bank or other nominee. The Notice of Special Meeting, Proxy Statement and proxy card are being forwarded to beneficial owners by their respective broker, bank or other nominee who is considered, with respect to those shares, the Stockholder of record. A beneficial owner has the right to direct its broker, bank or other nominee on how to vote and is also invited to attend the Special Meeting. A beneficial owner may vote shares by voting in accordance with the Notice of Special Meeting, by returning a proxy card to the Company or by making an arrangement with its broker, bank or other nominee concerning how such broker, bank or other nominee should vote its shares. A beneficial owner may also vote its shares in person at the Special Meeting, if the beneficial owner brings a brokerage statement reflecting its stock ownership as of December 22, 2014, the record date.

*	HOW DO I VOTE BY PROXY?

Stockholders of record may authorize a proxy to vote on their behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit a Stockholder’s right to vote in person at the Special Meeting. A properly completed and submitted proxy timely received by the Company before the Special Meeting will be voted in accordance with the Stockholder’s instructions, unless those instructions are subsequently revoked. If the Stockholder authorizes a proxy without indicating voting instructions, the proxyholders will vote the Stockholder’s shares at their discretion according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. The enclosed proxy card includes specific instructions to be followed by Stockholders of record interested in voting via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate a Stockholder’s identity and to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded. Stockholders that vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the Stockholder.

*	HOW DO I VOTE IF MY SHARES ARE HELD THROUGH A BROKER?

Stockholders who hold shares of common stock through a broker, bank or other nominee must follow the voting instructions provided by the broker, bank or nominee, whichever is the record holder. If a Stockholder holds shares of common stock through a broker, bank or other nominee and the Stockholder wishes to vote in person at the Special Meeting, the Stockholder must obtain a legal proxy from the record holder of the Stockholder’s shares and present the proxy at the Special Meeting. If the Stockholder does not vote in person at the Special Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals. Each Proposal is considered a non-routine proposal. For non-routine proposals, a broker, bank or other nominee that holds shares on behalf of a Stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Special Meeting. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee cannot vote its shares for either Proposal. However, if the beneficial owner authorizes a proxy or properly executes any materials prepared by the broker, bank or other nominee without indicating voting instructions, the broker, bank or other nominee will vote the shares according to the Board’s recommendations.

*	CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

The Stockholder of record can revoke a proxy at any time before it is exercised at the Special Meeting by (1) delivering a written revocation notice prior to the Special Meeting to BlackRock Kelso Capital Corporation,

Attention: Corporate Secretary, 40 East 52nd Street, New York, New York 10022; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting in person at the Special Meeting. If the Stockholder holds shares of common stock through a broker, bank or other nominee, the Stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Attending the Special Meeting does not revoke a proxy unless the Stockholder also votes in person at the Special Meeting.

*	WHO IS PAYING FOR THE SOLICITATION OF PROXIES?

The Company is responsible for paying for the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Special Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders; however, BlackRock has agreed to bear and reimburse the Company for such expenses. The Company intends to use the services of Georgeson Inc. to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of $6,500 plus expenses, which fees and expenses will be borne and reimbursed by BlackRock.

Proxies may also be solicited in person and/or by telephone, mail, facsimile transmission or email by the Directors or our officers and/or the officers or employees of the Existing Advisor. No additional compensation will be paid to the Directors, our officers or the officers or employees of the Existing Advisor or the New Advisor for such services.

*	WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

Approval of each Proposal requires the affirmative vote of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions will have the same effect as votes against each of the Proposals.

*	HOW ARE VOTES COUNTED?

Stockholders may vote “For,” “Against,” or “Abstain.” An “Abstain” vote with respect to either of the Proposals will not be voted in favor of or against such Proposal, but will be treated as present at the Special Meeting and consequently will have the effect of a vote “Against” the applicable Proposal.

If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder must instruct the broker, bank or other nominee how to vote, because the broker, bank or other nominee will not be permitted to exercise voting discretion on its own with respect to either of the Proposals. If a Stockholder holds shares through a broker, bank or other nominee and the Stockholder does not return voting instruction materials sent to them by their broker, bank or nominee, the Stockholder’s shares will not be treated as present for purposes of establishing quorum. If a Stockholder properly executes any materials sent by its broker, bank or other nominee without indicating voting instructions, the broker, bank or other nominee will vote the Stockholder’s shares according to the Board’s recommendations.

If a Stockholder holds shares in its own name (i.e., not through a bank, broker or nominee) and signs and returns a proxy card with no further instructions, the Stockholder’s shares will be voted in accordance with the recommendations of the Board with respect to each of the Proposals.

If there appears not to be enough votes to approve the Proposals at the Special Meeting, the Chairman of the Special Meeting or a majority of the Stockholders who are represented in person or by proxy and entitled to vote at the Special Meeting may vote to adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against the Proposal for which an adjournment is sought, to permit the further solicitation of proxies. The proxyholders will vote in accordance with their discretion with regard to any other matter that properly comes before the Special Meeting.

*	HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had                  shares of common stock outstanding at the close of business on the record date. Each share of common stock is entitled to one vote.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE SPECIAL MEETING?

The holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting and present in person or by proxy will constitute a quorum for the Proposals; provided, however, that if there is no contest for the election of Directors, and a majority of the outstanding shares of common stock entitled to vote at the Special Meeting are not present in person or by proxy, the holders of one third of such shares shall constitute a quorum to the extent permitted by applicable law. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Special Meeting, the Special Meeting may be adjourned, postponed or delayed in order to permit further solicitation of proxies by the Company.

THE EXISTING INVESTMENT MANAGEMENT AGREEMENT

The Company and the Existing Advisor are party to the Existing Agreement, under which the Existing Advisor, subject to the overall supervision of the Board, manages the Company’s day-to-day operations and provides the Company with investment advisory services. For providing these services, the Existing Advisor receives a base management fee from the Company based on the Company’s total assets, including any assets acquired with the proceeds of leverage, and an incentive management fee based on the Company’s performance (the “Incentive Fee”). Because the Company is seeking Stockholder approval of proposals that affect the Existing Agreement, additional detail is provided below regarding the terms of the Existing Agreement. Additional information that the Board considered with respect to (i) the approval of the New Agreement and/or (ii) the approval of the Amendments to the Existing Agreement is described below under the headings “FIRST PROPOSAL: APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT—Certain Board Considerations Regarding the Approval of the New Agreement” and “SECOND PROPOSAL: APPROVAL OF AMENDMENTS TO THE EXISTING INVESTMENT MANAGEMENT AGREEMENT—Certain Board Considerations Regarding the Approval of the Amendments to the Existing Agreement”.

Overview

The Existing Agreement became effective on June 22, 2008 and its initial term expired on June 22, 2010. Since then, the Board has approved the Existing Agreement for successive one year terms. The Board most recently approved the Existing Agreement on April 29, 2014. The most recently approved term is scheduled to expire on June 22, 2015, unless an additional one year term is approved by the Board.

The Existing Advisor serves pursuant to the Existing Agreement in accordance with the Investment Company Act of 1940 (the “1940 Act”). Under the terms of the Existing Agreement, the Existing Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring the Company’s investments, and monitoring the Company’s investments and portfolio companies on an ongoing basis.

Fees under the Existing Agreement

Pursuant to the Existing Agreement and subject to the overall supervision of the Board, the Existing Advisor provides investment advisory services to the Company. For providing these services, the Existing Advisor receives a fee from the Company consisting of two components—a base management fee and the Incentive Fee.

Base Management Fee under the Existing Agreement

The base management fee is calculated at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage, and is payable quarterly in arrears based on asset valuations as of the end of the prior quarter.

Incentive Fee under the Existing Agreement

The Existing Agreement provides that the Existing Advisor or its affiliates may be entitled to an Incentive Fee under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Existing Advisor or its affiliates receiving no Incentive Fee payments if returns to Stockholders do not meet an 8.0% annualized rate of return on the Company’s net assets during the applicable fee measurement period, and will result in the Existing Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to Stockholders exceed an approximate 13.33% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to net asset value and does not take into account changes in the market price of the common stock.

Under the Existing Agreement, the Existing Advisor will be entitled to receive the Incentive Fee if our performance exceeds a “hurdle” during different measurement periods: trailing four quarters’ periods (which apply only to the portion of the Incentive Fee based on income) and annual periods (which apply only to the portion of the Incentive Fee based on capital gains). The term “annual period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year. The term “trailing four quarter period” means the four quarter period ending on the last day of the calendar quarter for which the measurement is being made.

The hurdle for each trailing four quarters’ measurement period is 2.0% multiplied by the sum of the net asset values of the Company attributable to its shares of common stock at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period. A portion of the Incentive Fee is based on our income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income Under the Existing Agreement.

For each trailing four quarters’ period, the Company pays the Existing Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) to Stockholders during the period less (i) the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period or (ii) the amount, if any, equal to the sum of net unrealized capital depreciation plus net realized capital loss during the period, exceeds (B) the hurdle for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equal 20% of the period’s income amount distributed or distributable to Stockholders as described in clause (A) of the preceding paragraph, which would occur if such income amount for the trailing four quarters period represented an annualized return on net assets of 13.33% or higher. Thereafter, the portion of the Incentive Fee based on income for the period will equal 20% of the period’s remaining excess income amount.

It should be noted that net realized capital gains during the period are calculated as the proceeds received upon disposition less the fair market value as of the beginning of the measurement period. Since this calculation is not cumulative, but rather performed on a trailing four quarters period, fluctuations in fair market values are tracked only during the relevant measurement period.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income under the Existing Agreement.

Annual Incentive Fee Based on Income Under the Existing Agreement

Net Income

(expressed as a percentage of the value of net assets)

Annual Incentive Fee Based on Capital Gains Under the Existing Agreement.

The portion of the Incentive Fee based on capital gains is calculated and paid on an annual basis beginning on July 1, 2007, the first day of the calendar quarter in which the Company completed an initial public offering, and each annual period thereafter, ending on June 30 of the next calendar year. For each annual period, the Company pays the Existing Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, in excess of gross unrealized capital depreciation, if any, occurring during the period exceed (B) the amount, if any, by which the period’s hurdle exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess of (A) over (B) described in this paragraph is referred to as the excess gain amount.

It should be noted that net realized capital gains during the period are calculated as the proceeds received upon disposition in excess of the lower of each security’s amortized cost or fair market value as of the beginning of the measurement period. Since this calculation is not cumulative, but rather performed on an annual period commencing each July 1, any unrealized depreciation on a security, if any, will be tracked only during the relevant measurement period.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s capital gain amount distributed or distributable to Stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equals an amount such that the portion of the Incentive Fee payments to the Existing Advisor based on capital gains for the period equals 20% of the period’s remaining excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle (8.0%), then the portion of the Incentive Fee based on capital gains will be capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, the Company accounts for its assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 (the “Advisers Act”) by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a prior or subsequent period.

The Company is required under accounting principles generally accepted in the United States of America (“GAAP”) to accrue a hypothetical capital gains Incentive Fee based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each period. The accrual of this hypothetical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a hypothetical capital gains incentive fee amount that would be payable at each measurement date. If this amount is positive at the end of the period, then the Company records a capital gains incentive fee equal to 20% of such amount, less the amount of capital gains related incentive fees currently accrued. If the resulting amount is positive, the accrual for GAAP in a given period will result in an additional expense. If the resulting amount is negative, the accrual will result in a reversal of expense. There can be no assurance that any unrealized capital appreciation will be realized in the future. However, it should be noted that the amount calculated and accrued under GAAP is not payable under the Advisers Act or the Existing Agreement unless the capital appreciation is realized as capital gains during the period. Amounts actually paid will be consistent with the Advisers Act, which specifically excludes consideration of unrealized capital appreciation.

See Appendix A for examples demonstrating the calculation of the base management fee and Incentive Fee under the Existing Agreement in different scenarios.

Payment of Our Expenses Under the Existing Agreement

All investment professionals and staff of the Existing Advisor, when and to the extent engaged in providing investment advisory and management services to the Company, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Existing Advisor. The Company bears all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Existing Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any Incentive Fee;

•	dividends and distributions on our shares of preferred stock, if any, and shares of common stock;

•	administration fees payable under our administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent, trustee, registrar, paying agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our Stockholders, including printing costs;

•	our fidelity bond;

•	a portion of our directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•	all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

The Company will reimburse the Existing Advisor for costs and expenses incurred by the Existing Advisor for office space rental, office equipment and utilities allocable to the Existing Advisor under the Existing Agreement, as well as any costs and expenses incurred by the Existing Advisor relating to any non-investment advisory, administrative or operating services provided by the Existing Advisor to us.

From time to time, the Existing Advisor may pay amounts owed by us to third party providers of goods or services. The Company will subsequently reimburse the Existing Advisor for such amounts paid on the Company’s behalf.

Indemnification

The Existing Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Existing Advisor is not liable to us or any of our Stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our Stockholders, and permits indemnification by us of its members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to certain limitations and conditions.

Duration, Termination and Amendment

At an in-person meeting of the Board on March 5, 2008, the terms and conditions of the Existing Agreement were approved by the Board with the recommendation that Stockholders of the Company vote to approve the Existing Agreement. Our Stockholders approved the Existing Agreement on April 24, 2008, which became effective on June 22, 2008. Unless terminated earlier, the Existing Agreement will continue in effect for successive one year terms, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of our Board or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board who are not parties to the Existing Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Existing Agreement may be terminated by us at any time, without the payment of any penalty, if directed or approved by the vote of a majority of our Board or the vote of a majority of our outstanding voting securities or by the Existing Advisor, on 60 days’ written notice by either party to the other which notice requirement can be waived by the non-terminating party. The Existing Agreement will terminate automatically in the event of its assignment.

Amendment of the Existing Agreement requires the approval of the Company’s Stockholders subject to the 1940 Act.

THE PROPOSALS

FIRST PROPOSAL: APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Background

On November 6, 2014, the Company announced that the New Advisor entered into a definitive agreement with the Existing Advisor (the “Transaction Agreement”) to acquire substantially all of the business of the Existing Advisor relating to its rights and obligations under the Existing Agreement.

The New Advisor is an indirect, wholly-owned subsidiary of BlackRock. BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At September 30, 2014, BlackRock’s assets under management were $4.52 trillion. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2014, the firm had approximately 12,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

The Existing Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction will result in an assignment of the Existing Agreement and therefore cause the automatic termination of the Existing Agreement.

Contingent upon Stockholder approval of the New Agreement, the New Advisor will enter into an investment management agreement with the Company to permit the New Advisor to serve as investment manager to the Company following the Transaction. The Existing Advisor currently is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Existing Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Existing Advisor, both of whom are control persons of the Existing Advisor and directors of the Company. In connection with the Transaction, Messrs. Maher and Lazar will be stepping down from their roles with the Company. It is anticipated that Steven Sterling, current head of BlackRock Global Capital Markets group and a current member of the Investment Committee of the Existing Advisor, will succeed Mr. Maher as Chief Executive Officer of the Company. Mr. Maher has agreed to provide transition consulting services to the Company for up to one year following the closing of the Transaction. In addition, Mr. Lazar has agreed to provide transition consulting services to the Company for a period of up to three months. The New Advisor (not the Company) will be responsible for and pay Messrs. Maher and Lazar for providing such transition consulting services.

Mr. Sterling, who is anticipated to succeed Mr. Maher as Chief Executive Officer of the Company, has substantial investment and portfolio management experience, which the Board believes will be beneficial to the Company and its Stockholders. Mr. Sterling created BlackRock’s capital markets business and has built a global team focused on sourcing and originating corporate debt and equity investments on behalf of BlackRock’s portfolio management teams and managing BlackRock’s investment activity in the new issue market. Prior to joining BlackRock, Mr. Sterling was a Managing Director at the Carlyle Group, where he oversaw the U.S. credit business and managed credit portfolios for Carlyle, including its credit hedge fund. Prior to joining Carlyle, Mr. Sterling was a Senior Managing Director at Bear Stearns and managed the High Yield Capital Markets Group.

In addition, following the closing of the Transaction, James Keenan is expected to have oversight responsibility for the investment professionals providing services to the Company, including personnel of the New Advisor. Mr. Keenan is currently a Managing Director of BlackRock, BlackRock’s Head of Americas

Credit and Chief Investment Officer of the Leveraged Finance team within BlackRock America’s Fixed Income Investment Group, which manages approximately $53 billion in leveraged finance assets. Like Mr. Sterling, Mr. Keenan is a current member of the Investment Committee of the Existing Advisor. Mr. Keenan has worked in the High Yield credit markets for over 15 years.

With the exception of the departure of Messrs. Maher and Lazar, the Company anticipates that substantially all of the personnel of the Existing Advisor currently providing services to the Company will continue to provide services to the Company as personnel of the New Advisor. While the Company and the New Advisor anticipate that there will be no change to the Company’s investment objective as a result of the Transaction and the Company has no current intention to materially change the investment policies or processes, the New Advisor will have the ability, subject to Board approval, to alter such policies and processes in response to market conditions and its experience managing the Company and based on its evaluation of such policies and processes (similar to the Existing Advisor’s ability to make such changes).

Completion of the Transaction is subject to a number of conditions, including obtaining Stockholder approval of the New Agreement, which will be substantially identical to the Existing Agreement (provided that, if Proposal 2 is approved by Stockholders, the Amendments will become effective following the second anniversary of the closing of the Transaction), to take effect immediately after the closing of the Transaction. The Existing Advisor and BlackRock currently expect to complete the Transaction by as promptly as practicable following Stockholder approval of Proposal 1 assuming satisfaction of the other closing conditions at that time, which is expected to occur in the first quarter of 2015.

The Transaction has been structured to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Company currently meets this test and intends to do so following the closing of the Transaction. Second, an “unfair burden” (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, BlackRock acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed not to take, or omit to take, any action within its control that would have the effect of causing any of the requirements of Section 15(f) of the 1940 Act not to be met.

Completion of the Transaction is not conditioned on the approval of the Amended Agreement by Stockholders pursuant to Proposal 2.

In anticipation of the Transaction, the Board met at a series of in-person meetings, commencing September 16, 2014 and continuing on October 7, 2014, for purposes of, among other things, considering whether it would be in the best interests of the Company and its Stockholders to approve the New Agreement.

The 1940 Act requires that the New Agreement be approved by the Company’s Stockholders in order for it to become effective. At the October 7, 2014 Board meeting, and for the reasons discussed below, the Board, including the Directors who are not parties to the Existing Agreement or the New Agreement and who are not “interested persons” of the Company or the Existing Advisor for purposes of the 1940 Act (the “Independent

Directors”), unanimously approved the New Agreement on behalf of the Company, contingent upon Board approval of the final form and structure of the Transaction. The Board met again on November 5, 2014 and discussed matters relating to the Transaction, and set the date of the Special Meeting and the record date for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting. On November 19, 2014, the Board approved the Transaction as being in the best interest of the Company and its Stockholders by unanimous written consent and unanimously recommended that Stockholders approve the Proposals.

Comparison of the Existing Agreement and New Agreement

Subject to a few exceptions discussed below, the terms of the New Agreement, including (i) the investment management services to be provided by the New Advisor to the Company thereunder, (ii) the allocation of expenses between the New Advisor and the Company, (iii) the indemnification provisions thereunder and (iv) the provisions regarding termination and amendment, are substantially identical to those of the Existing Agreement.

With respect to the fee structure under the New Agreement, if Proposal 1 (relating to the Transaction and the New Agreement) is approved and Proposal 2 (relating to the Amendments) is not approved by Stockholders, the fee structure under the New Agreement will be identical to the current fee structure under the Existing Agreement. If both Proposal 1 and Proposal 2 are approved by Stockholders, the fee structure under the New Agreement will be identical to the fee structure currently in place under the Existing Agreement until the second anniversary of the effective date of the New Agreement, and thereafter the fee structure under the New Agreement will reflect the fee structure as amended by the Amendments described in Proposal 2.

Completion of the Transaction is not conditioned on the approval of the Amended Agreement by Stockholders pursuant to Proposal 2.

For additional detail regarding the fees paid by the Company to the Existing Advisor under the Existing Agreement see “THE EXISTING INVESTMENT MANAGEMENT AGREEMENT—Fees Under the Existing Agreement.” For additional detail regarding the fees that would be paid by the Company to the Existing Advisor or the New Advisor, as applicable, under the Amended Agreement see “SECOND PROPOSAL: APPROVAL OF AMENDMENTS TO THE EXISTING INVESTMENT MANAGEMENT AGREEMENT”.

The date of effectiveness of the agreements differs. The Existing Agreement became effective on June 22, 2008 and originally was in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually by both (1) the vote of a majority of our Board or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board who are not parties to the Existing Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

If approved by Stockholders of the Company, the New Agreement will become effective upon the closing of the Transaction. The New Agreement will continue in effect for an initial period of two years and thereafter will continue in effect from year to year if such continuance is approved for the Company at least annually by both (1) the vote of a majority of our Board or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board who are not parties to the Existing Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

If approved by Stockholders of the Company, the Amended Agreement will become effective immediately following the conclusion of the Special Meeting. However, if Proposal 1 (relating to the New Agreement) is also approved by Stockholders and the Transaction closes, the Amendments will not take effect until the second anniversary of the effective date of the New Agreement. Until that date, the base management fee and Incentive Fee payments, if any, to the New Advisor will be calculated in accordance with the terms of the Existing Agreement.

Certain Board Considerations Regarding the Approval of the New Agreement

In anticipation of the Transaction, the Board held a series of in-person meetings, commencing on September 16, 2014 and continuing on October 7, 2014, for purposes of, among other things, discussing matters relating to the Transaction and considering whether it would be in the best interests of the Company and its Stockholders to approve the New Agreement. At the October 7, 2014 Board meeting, the Board, including the Independent Directors, unanimously approved the New Agreement on behalf of the Company, contingent upon Board approval of the final form and structure of the Transaction. The Independent Directors consulted with independent counsel in an executive session regarding the approval of the New Agreement. The Board again discussed matters relating to the Transaction at an in-person meeting held on November 5, 2014, and set the date of the Special Meeting and the record date for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting. On November 19, 2014, the Board approved the Transaction as being in the best interest of the Company and its Stockholders by unanimous written consent and unanimously recommended that Stockholders approve the Proposals.

In reaching the conclusion that the approval of the New Agreement is in the best interests of the Company’s Stockholders, the Board reviewed information prepared for the Board for this purpose and considered the terms of the Transaction and its impact on, among other things: the governance structure of the New Advisor; the strategic plans for the New Advisor; the operation of the Company; the nature, extent and quality or level of services to be provided to the Company; key personnel that are expected to service the Company and/or the Board and the compensations or incentive arrangements to retain such personnel; the New Advisor’s capital structure; the regulatory requirements applicable to the New Advisor or the Company’s operations; the Company’s fees and expenses; and such other factors as the Board and the Independent Directors deemed relevant to their decision.

In approving the New Agreement, the Board, including a majority of the Independent Directors, made the following determinations:

•	Nature, Extent and Quality of Services. In evaluating the nature, quality and extent of the services expected to be provided by the New Advisor under the New Agreement, the Board concluded that no diminution in the nature, quality and extent of services currently provided to the Company and its Stockholders by the Existing Advisor is expected as a result of the Transaction. In making their determination, the Board considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the New Advisor; the ability of the New Advisor to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Company; the potential implications of any additional regulatory requirements imposed on the New Advisor or the Company following the Transaction; and any anticipated changes to the investment and other practices of the Company. The Board noted that the terms of the New Agreement, including the fees payable thereunder, are substantially identical to those of the Existing Agreement (provided that, if Proposal 2 is approved by Stockholders and the Transaction closes, the Amendments will become effective following the second anniversary of the closing of the Transaction). The Board considered that the services to be provided and the standard of care under the New Agreement are the same as the Existing Agreement. The Board noted that BlackRock did not anticipate any material changes to the advisory or other services provided to the Company as a result of the Transaction. The Board recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services.

The Board also recognized that while two senior executives of the Existing Advisor will be departing after a transition period, Messrs. Keenan and Sterling will bring extensive investment experience and knowledge of BlackRock’s, the Company’s and the Existing Advisor’s business, which will inure to the benefit of the Company and its Stockholders. In addition, for a period following the Transaction, Messrs. Maher and Lazar have agreed to provide transition consulting services to the Company.

The Board also noted that while the Company and the New Advisor anticipate that there will be no change to the Company’s investment objective as a result of the Transaction and the Company has no current intention to change the investment policies or processes, the New Advisor will have the ability, subject to Board approval, to alter such policies and processes in response to market conditions and its experience managing the Company and based on its evaluation of such policies and processes (similar to the Existing Advisor’s ability to make such changes). On balance, the Board determined that the transition of Messrs. Maher and Lazar should not have an appreciable impact on the nature, quality and extent of services to be provided to the Company and its Stockholders by the New Advisor.

The Board further noted that, except for the succession of Messrs. Maher and Lazar, there were currently no plans for material changes to senior personnel at the New Advisor or key personnel who provide services to the Company and/or the Board following the Transaction. Except as noted above, the key personnel of the Existing Advisor who have responsibility for the Company in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to perform the same functions for the New Advisor following the Transaction. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions. Overall, the Board determined that the New Advisor had sufficient personnel, with the appropriate education and experience, to serve the Company effectively and would have the continuing ability to attract and retain well-qualified personnel.

The Board also discussed the impact of the Transaction on the compensation of investment professionals who currently provide services to the Company. BlackRock expects that the compensation of the investment professionals who provide such services will be generally consistent with standard industry practice and the current compensation practices of the Existing Advisor, as adapted to the BlackRock compensation structure.

The Board also considered the New Advisor’s governance structure and noted that the New Advisor is a registered investment adviser with the SEC and offers investment advisory services to approximately 300 clients, including registered investment companies, pooled investment vehicles and government and quasi-government agencies. The New Adviser manages U.S. registered investment companies focused on fixed income, cash management, money market, multi-asset and equity strategies, and also acts as a sub-adviser to U.S. registered investment companies. The New Advisor had approximately $454 billion of assets under management as of June 30, 2014.

In considering the implications of the Transaction, the Board also recognized the reputation and size of BlackRock and the benefits that the Transaction may bring to the Company and the New Advisor. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to the New Advisor and the Company from BlackRock may reinforce and enhance the New Advisor’s ability to provide quality services to the Company and to invest further into its infrastructure. The Board considered BlackRock’s ability to leverage its financial resources, relationships and brand in order to build the Company into a premier middle market origination and investment platform. The Board also noted that the New Advisor does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Agreement.

Based on their review, the Board determined that the expected nature, extent and quality of services to be provided to the Company under the New Agreement were satisfactory and supported approval of the New Agreement.

•

Investment Performance. The Board reviewed the investment performance of the Company and considered that following the completion of the Transaction, other than Messrs. Maher and Lazar, substantially all the portfolio investment personnel responsible for the management of the Company’s portfolio were expected to continue to manage the portfolio under the supervision of Messrs. Keenan and Sterling and the investment strategies of the Company were not expected to materially change as a result of the Transaction, although subject to Board approval, the New Advisor will have the ability to alter the investment policies and processes of the Company, in response to market conditions and its experience managing the Company and based on its evaluation of such policies and processes (similar to the Existing Advisor’s ability to make such changes). Accordingly, the findings regarding performance outlined below under the heading “SECOND PROPOSAL: APPROVAL OF AMENDMENTS TO THE EXISTING INVESTMENT MANAGEMENT AGREEMENT—Certain Board Considerations Regarding Approval of the Amendments to the Existing Agreement” for the Existing Agreement are applicable to the review of the New Agreement.

•	Costs of the Services Provided to the Company. As noted above, the terms of the New Agreement are substantially identical to those of the Existing Agreement, including with respect to fee structure (provided that, if Proposal 2 is approved by Stockholders and the Transaction closes, the Amendments will become effective following the second anniversary of the closing of the Transaction). The Board noted that the fee structure under the New Agreement initially will be identical to the fee structure under the Existing Agreement, even if Proposal 2 is approved by the Company’s Stockholders. After two years, the fee structure under the New Agreement will reflect the fee structure under the Amended Agreement, if Proposal 2 is approved by the Company’s Stockholders.

The Board noted that completion of the Transaction is not conditioned on the approval by Stockholders of Proposal 2. Based on its review of the information provided to it, the Board determined that the management fees and expenses under the New Agreement, including the existing fee structure and the fee structure set forth in the Amendments described in Proposal 2, if approved by Stockholders, were reasonable and in the best interests of the Company.

•	Economies of Scale. The Board considered information about the potential for our Stockholders to experience economies of scale as the Company grows in size and considered that the investment objectives and strategies of the Company were not expected to materially change as a result of the Transaction, and, accordingly, that the Transaction would likely not result in economies of scale previously unavailable to the Company or further fee reductions for the Company. Accordingly, the findings regarding economies of scale outlined below under the section heading “SECOND PROPOSAL: APPROVAL OF AMENDMENTS TO THE EXISTING INVESTMENT MANAGEMENT AGREEMENT—Certain Board Considerations Regarding Approval of the Amendments to the Existing Agreement” for the Existing Agreement are applicable to the review of the New Agreement.

•	Profitability of the New Advisor. The Board recognized that it is difficult to predict with any degree of certainty the New Advisor’s profitability after the Transaction. However, given that the fee structure, services and costs of personnel under the New Agreement are substantially identical to that under the Existing Agreement (provided that, if Proposal 2 is approved by Stockholders and the Transaction closes, the Amendments will become effective following the second anniversary of the closing of the Transaction) and that following the implementation of the Amendments, the fee structure would be in line with or more competitive than the fee structures of investment advisors to many of the Company’s business development company (“BDC”) competitors, the Board determined that, based on information available to the Board, the New Advisor’s profitability with respect to managing the Company should not be unreasonable in relation to the nature, extent and quality of the services to be provided.

•

Limited Potential for Additional “Fall Out” Benefits Derived by the New Advisor. The Board noted that the considerations regarding the potential for the New Advisor and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the New Advisor’s relationship with us were not expected to change as a result of the Transaction from those considerations applicable to the Existing Advisor prior to the Transaction. Accordingly, the findings regarding the potential for additional benefits for the Existing Advisor and its affiliates outlined below under the heading “SECOND PROPOSAL: APPROVAL OF AMENDMENTS TO THE EXISTING

INVESTMENT MANAGEMENT AGREEMENT—Certain Board Considerations Regarding Approval of the Amendments to the Existing Agreement” for the Existing Agreement are applicable to the review of the New Agreement.

Based on its evaluation of all the factors it deemed material, including the information reviewed as described above and the discussions of the Independent Directors with independent outside counsel during the executive session, the Board, including the Independent Directors, unanimously determined that the fee provisions under the New Agreement and the overall arrangements between the Company and the New Advisor are fair and reasonable in light of the nature, extent and quality of the services to be provided, and approved the New Agreement as being in the best interests of the Company and our Stockholders.

In view of the wide variety of factors that the Board considered in connection with its evaluation of the New Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual Directors may have given different weights to different factors.

The Board then directed that the New Agreement be submitted to Stockholders for approval with the Board’s recommendation that Stockholders of the Company vote to approve the New Agreement. The Board unanimously recommends that Stockholders of the Company vote for the New Agreement.

Required Vote

Approval of Proposal 1 requires the affirmative vote of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions will be treated as present at the Special Meeting for quorum purposes and will have the effect of a vote against Proposal 1.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

*        *        *         *

SECOND PROPOSAL: APPROVAL OF AMENDMENTS TO THE EXISTING INVESTMENT MANAGEMENT AGREEMENT

Overview

The Company is seeking approval of amendments to the Existing Agreement that would: (a) reduce the base management fee from 2.00% of the Company’s total assets to 1.75% of the Company’s total assets, excluding cash, and (b) change the structure of the Incentive Fee in a manner that would (i) reduce the “hurdle rate” required for the Existing Advisor to earn, and be paid, the Incentive Fee, (ii) adjust the related “catch-up” provision, (iii) adjust the period over which the Incentive Fee on income is based, (iv) eliminate the off-set of any net unrealized capital depreciation during such period in respect of the Incentive Fee based on income and (v) introduce a deferral feature on the income portion of the Incentive Fees during periods when our total return does not equal or exceed the hurdle rate (collectively the “Amendments”). The only change in the Incentive Fee on capital gains is the removal of hurdle and associated catch-up provision with respect to such portion of the Incentive Fee. The net impact of the change in the structure of the Incentive Fee to the overall advisory fee is unknown. If the Amendments go into effect, the change in the Incentive Fee structure may, from time to time, cause an increase in advisory fees, depending on the future performance of the Company. The Existing

Agreement as modified by the Amendments is sometimes referred to as the “Amended Agreement”. In addition, if Proposal 1 also is approved by Stockholders, the Amendments also will apply to the New Agreement and will go into effect following the second anniversary of the effective date of the New Agreement.

Reasons for the Amendments

Pursuant to the terms of the Existing Agreement, the Existing Advisor provides investment advisory services to the Company. As compensation for these services, the Existing Agreement provides for the payment of a fee comprised of two components: a base management fee and the Incentive Fee. The Existing Advisor has been providing investment management services to us pursuant to the Stockholder-approved terms of the Existing Agreement since June 2008 (and from July 2005 to June 2008 pursuant to a similar agreement).

The Existing Advisor has reviewed the comparative data based on publicly available information with respect to services rendered, advisory fees (including base management fees and incentive fees) and financial performance of other BDCs with a similar combination of total asset size and investment objectives to the Company as well as the administrative services that the administrator provides us, and has noted the growing competition for skilled investment professionals. In addition, the Existing Advisor considered the Company’s performance, including profitability and credit performance, achieved as a result of the Existing Advisor’s strategy of seeking the most attractive risk adjusted returns in the market at the time of investment and in light of the Company’s investment objective of generating both current income and capital appreciation through debt and equity investments. Additionally, the Existing Advisor considered its prior risk management strategy, the current excess liquidity in the capital markets and the current low interest rate environment.

As a result, the Existing Advisor proposed the Amendments to the Board to (a) reduce the base management fee from 2.00% of our total assets to 1.75% of our total assets, excluding cash, and (b) change the structure of the Incentive Fee in a manner that would (i) reduce the “hurdle rate” required for the Existing Advisor to earn, and be paid, the Incentive Fee, (ii) adjust the related “catch-up” provision for Incentive Fees based on capital gains and income, (iii) adjust the period over which the Incentive Fee is based, (iv) eliminate the off-set of any net unrealized capital depreciation during such period and (v) introduce a deferral feature on the income portion of the Incentive Fees during periods when our total return does not equal or exceed the hurdle rate. If the Amendments become effective, the change in the Incentive Fee structure may, from time to time, cause an increase in advisory fees payable by the Company; however, any change in the amount of advisory fees payable by the Company is dependent upon the future performance of the Company.

The Board also noted that if the Amendments go into effect, the Existing Advisor may be eligible to receive an Incentive Fee based on income for pre-Incentive Fee net investment income earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all. However, the Board noted that the lower hurdle rates better align the Company’s and the Existing Advisor’s interests to the extent the Existing Advisor invests in senior assets with lower absolute, yet higher risk-adjusted, returns due to a lower probability of defaults when compared to higher yielding junior assets. Furthermore, the Board took into account the Existing Advisor’s successful implementation of the aforementioned risk management strategy in the past, the current excess liquidity in the capital markets and the current low interest rate environment. Additionally, the Board noted that the Amendments are consistent with a market where many of our BDC competitors pay incentive fees to their investment advisers based on 7.0% hurdle rates and a 100% “catch-up” provision. The Board noted that the deferral feature is also favorable to the Company.

The Board also noted the reduction of the base management fee payable to the Existing Advisor from 2.00% of the Company’s assets to 1.75% of the Company’s assets, excluding cash. The Board noted the potential benefits to the Company’s Stockholders as a result of the reduction in the base management fee, including its impact on the total advisory fees payable under the Amended Agreement.

The Board noted that under the Existing Agreement, the portion of the Incentive Fee based on income is highly complex to compute. The current formula is often unclear to our Stockholders and the amount of fees is often difficult to project. The “trailing four quarters’ period” component of the calculation of the Incentive Fee based on income of the Existing Agreement has resulted in irregular payments, with the majority of such fees frequently paid in the fourth quarter. Additionally, the “trailing four quarters’ period” component makes it difficult to accrue such fees throughout the year due to discrepancies between quarterly and cumulative implied incentive fee obligations. The Amendments adjust the calculation of the Incentive Fee based on income so that such fees are based on “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, rather than pre-Incentive Fee taxable net investment income for the trailing four quarters’ period (offset by any net unrealized capital depreciation during such period). For purposes of this calculation, “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with GAAP) accrued by us during the calendar quarter excluding any accounts for or payments in respect of the Incentive Fee. The Board noted that this change would reduce the complexity of the calculation of the Incentive Fee based on income, decrease the likelihood of irregular fee payments, allow for more consistent quarterly income fee accrual, and provide more visibility in the income portion of the Incentive Fee calculation. The Board also noted that this change means the Incentive Fee based on income for a period would no longer be reduced by net unrealized capital appreciation, if any, during that respective period, a feature which the Board noted is not typical in the investment management agreements of other BDCs.

The Board also noted that if the Amendments go into effect, the Existing Advisor may be eligible to receive an Incentive Fee based on income for pre-Incentive Fee net investment income earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all. The Board also considered that under certain scenarios, the aggregate of Incentive Fees and management fees payable under the Amended Agreement might decrease relative to those payable under the Existing Agreement as a result of the proposed decrease in the base management fee under the Amended Agreement. However, the net impact of the change in the structure of the Incentive Fee to the overall advisory fee is unknown. If the Amendments go into effect, the change in the Incentive Fee structure may, from time to time, cause an increase in advisory fees, depending on the performance of the Company.

The Board reviewed a number of factors in determining whether or not the Amendments are in the best interest of the Company and our Stockholders, and unanimously approved the Amendments. A more detailed discussion of the factors considered in the Board’s decision to approve and recommend the Amendments to the Company’s Stockholders is set forth below under the heading “Certain Board Considerations Regarding the Approval of the Amendments to the Existing Agreement”.

Description of the Amendments

The Amendments would reduce the base management fee from 2.0% of our total assets to 1.75% of our total assets, excluding cash. The Amendments would also change the hurdle rate for Incentive Fees based on income, expressed as a rate of return on the Company’s net assets, from a hurdle rate of 2.0% per quarter (8.0% annualized) (during the applicable trailing four quarters’ period under the Existing Agreement), to a hurdle rate of 1.75% per quarter (7.0% annualized), with an adjustment to the related “catch-up” provision so that the hurdle rate is subject to a 100% “catch-up” provision rather than a 50% “catch-up” provision. The 100% “catch-up” provision is meant to provide the Company’s investment adviser with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when Pre-Incentive Fee Net Investment Income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7.0%). Due to the change in the hurdle rate and “catch-up” provision under the Amendments, the Existing Advisor may be eligible to receive an Incentive Fee based on income earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all.

Under the Amended Agreement, Incentive Fees based on capital gains would no longer be subject to a hurdle or a “catch-up” provision. In addition, whereas Incentive Fees based on income under the Existing

Agreement are based on pre-Incentive Fee taxable net investment income for the applicable trailing four quarters’ period, offset by any net unrealized capital depreciation during such period, the Amendments would adjust the formula so that Incentive Fees based on income are calculated on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter without such offset. The Amendments also would introduce a deferral feature on the income portion of the Incentive Fees during periods when our total return does not equal or exceed the hurdle rate. Lastly, the Amendments would delete a number of legacy provisions regarding the calculation of the Incentive Fee during periods prior to, and immediately following, the completion of the Company’s initial public offering, that are no longer applicable.

The net impact of the change in the structure of the Incentive Fee to the overall advisory fee is unknown. If the Amendments go into effect, the change in the Incentive Fee structure may, from time to time, cause an increase in advisory fees, depending on the performance of the Company.

A copy of the form of Amended Agreement is attached as Appendix C to this proxy statement and is marked to show the changes to the Existing Agreement proposed by the Amendments.

The following paragraphs briefly summarize some important provisions of the Amended Agreement; for a complete understanding you should read Appendix C. The Board unanimously recommends that our Stockholders approve the Amendments.

Under the Amended Agreement, the Company would pay the Existing Advisor an Incentive Fee based on income in each calendar quarter as follows:

•	no Incentive Fee based on income other than capital gains for any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.0% annualized) of our net assets attributable to common stock (defined as the Company’s total assets less indebtedness and preferred stock) at the beginning of such quarter;

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.0% annualized) of the Company’s net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized); and

•	20% of the Company’s Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter, that exceeds 2.1875% (8.75% annualized) of the Company’s net assets attributable to common stock at the beginning of such quarter.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income under the Amended Agreement.

Annualized Quarterly Incentive Fee Based on Income Under the Amended Agreement

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

The calculations described above would be appropriately pro rated for any period of less than a quarter and adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such quarter. Under the Amended Agreement, the Company would defer payment of any Incentive Fee based on income otherwise earned by the Existing Advisor if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of the Company’s net assets attributable to common stock at the beginning of such four quarter period, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchased during such four full calendar quarter period. For purposes of this calculation, “Annualized Rate of Return” is computed by reference to the sum of (a) the aggregate distributions to the Company’s Stockholders during the period and (b) the change in the Company’s net asset value attributable to common stock (before taking into account any Incentive Fees payable during the period). Any deferred Incentive Fees will be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made under the Amended Agreement.

Under the Amended Agreement, the Incentive Fee based on capital gains that the Company would pay to the Existing Advisor would no longer be subject to a hurdle or a “catch-up” provision. Under the Amended Agreement, the portion of the Incentive Fee based on capital gains is equal to 20% of the amount by which the Company’s net realized capital gains occurring during the period, if any, exceeds its unrealized capital depreciation, if any, occurring during the period. Due to the elimination of the hurdle rate and “catch-up” provision with respect to the portion of the Incentive Fee based on capital gains under the Amendments, the Existing Advisor may be eligible to receive an Incentive Fee based on capital gains earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all.

See Appendix B for examples comparing the calculation of the base management fee and Incentive Fee under the Existing Agreement and the Amended Agreement in different scenarios.

Effective Date of Amended Agreement

If approved by Stockholders of the Company, the Amended Agreement will become effective immediately following the conclusion of the Special Meeting. However, if Proposal 1 (relating to the New Agreement) also is approved by Stockholders and the Transaction closes, the Amendments will not take effect until the second anniversary of the effective date of the New Agreement. Until that date, the base management fee and Incentive Fee payments, if any, to the New Advisor will be calculated in accordance with the terms of the Existing Agreement. In addition, if Proposal 1 (relating to the New Agreement) is approved by Stockholders, while the parties will attempt to close the Transaction as promptly as practicable following Stockholder approval of Proposal 1, there will be a short period of time between Stockholder approval of Proposal 1 and the closing of the Transaction.

Stockholders should nonetheless note that the Proposals are not contingent upon each other, and if either is approved by Stockholders, that Proposal will be implemented by the Company in the manner stated regardless of whether the other Proposal is similarly approved. For additional details regarding the Transaction, see “FIRST PROPOSAL: APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT”.

Pro Forma Comparison of Fees Payable to the Existing Advisor Under the Existing Agreement and the Amended Agreement

If the Amendments go into effect, the change in Incentive Fee structure may, from time to time, cause an increase in the advisory fees, depending on the future performance of the Company. Due to the change in the hurdle rate and “catch-up” provisions, as previously described, the Existing Advisor may be eligible to receive an Incentive Fee for Pre-Incentive Fee Net Investment Income earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all. The net impact of the change in the structure of the Incentive Fee to the overall advisory fee is unknown. However, under certain scenarios, the aggregate of Incentive Fees and management fees payable under the Amended Agreement might decrease relative to those payable under the Existing Agreement as a result of the decrease in the base management fee proposed by the Amendments.

The first table below presents the Incentive Fees based on income, Incentive Fees based on capital gains and base management fees that were earned by the Existing Advisor from 2010 through September 30, 2014 and inception through September 30, 2014, under the Existing Agreement. The second table below illustrates a pro forma analysis of the Incentive Fees based on income and base management fees adjusted for the Amendments for the same relevant periods.

Comparative Fee Table—Incentive Fee Based on Income

	2010	2011	2012	2013	9 Months Ended September 30, 2014
($s in millions)
Average Net Assets	$610.2	$705.8	$703.9	$694.6	$715.8
Total Assets	$844.0	$991.6	$1,125.1	$1,081.4	$1,196.6

	Current Fee Structure[1]
	2010	2011	2012	2013	9 Months Ended September 30, 2014	2010 through September 30, 2014	Inception through September 30, 2014
Distributable Net Income	$78.7	$80.2	$90.3	$77.4	$53.9
Hurdle (8.0%)	(48.8)	(56.5)	(56.3)	(55.6)	(42.9)

Excess Income Amount	29.9	23.8	34.0	21.8	10.9
20% of Distributable Net Income	15.7	16.0	18.1	15.5	10.8
50% of Excess Income (Catch-Up)	15.0	11.9	17.0	10.9	5.5

Incentive Fees[2]	$15.0	$11.9	$17.0	$10.9	$5.5	$60.2	$90.9

Management Fees[3] (2.0%)	$17.0	$19.8	$22.5	$21.6	$17.9	$98.9	$166.3

Total Fees	$32.0	$31.7	$39.5	$32.5	$23.4	$159.1	$257.2

[1]	The amounts in the table for 2010 and 2011 have been shown on a tax basis. Beginning in 2012, the amounts included in the table have been shown on a GAAP basis. Both tables have been shown consistently for clarity of comparison.
[2]	Pursuant to the existing fee structure, Incentive Fees are limited by net realized and unrealized losses in a given period, if any. Without being limited, incentive fees would be $32.8mm higher.
[3]	Pursuant to the existing fee structure, management fees are calculated including cash.

	Amended Fee Structure[1]
	2010	2011	2012	2013	9 Months Ended September 30, 2014	2010 through September 30, 2014	Inception through September 30, 2014
Distributable Net Income	$81.3	$83.4	$93.3	$80.4	$56.4
Hurdle (7.0%)	(42.7)	(49.4)	(49.3)	(48.6)	(37.6)

Excess Income Amount	38.6	34.0	44.0	31.8	18.8
20% of Distributable Net Income	16.3	16.7	18.7	16.1	11.3
100% of Excess Income (Catch-Up)	38.6	34.0	44.0	31.8	18.8

Incentive Fees[2]	$16.3	$16.7	$18.7	$16.1	$11.3	$78.9	$136.3

Management Fees[3] (1.75%)	$14.4	$16.7	$19.6	$18.6	$15.4	$84.7	$138.7

Total Fees	$30.7	$33.4	$38.2	$34.7	$26.7	$163.7	$275.0

Difference	$(1.3)	$1.6	$(1.3)	$2.1	$3.3	$4.5	$17.8

	(4.1%)	5.0%	(3.3%)	6.5%	14.1%	2.8%	6.9%

[1]	The amounts in the table for 2010 and 2011 have been shown on a tax basis. Beginning in 2012, the amounts included in the table have been shown on a GAAP basis. Both tables have been shown consistently for clarity of comparison.
[2]	Pursuant to the amended fee structure, Incentive Fees are NOT limited by net realized and unrealized losses in a given period, if any.
[3]	Pursuant to the amended fee structure, management fees are calculated excluding cash.

Certain Board Considerations Regarding the Approval of the Amendments to the Existing Agreement

At an in-person meeting of the Board held on October 7, 2014, the Board, including a majority of the Independent Directors, unanimously approved the Amended Agreement as being in the best interests of the Company and our Stockholders. The Independent Directors consulted with independent counsel in executive session regarding the approval of the Amendments. In reaching the conclusion that the approval of the Amended Agreement is in the best interests of the Company’s Stockholders, the Board reviewed information prepared for the Board for this purpose and considered, among other things:

(i)	the nature, extent and quality of the advisory and other services to be provided to the Company by the Existing Advisor under the Amended Agreement;

(ii)	the long and short-term investment performance of the Company and the Existing Advisor;

(iii)	the costs of the services provided by the Existing Advisor (including the base management fee, incentive fee (including hurdle rates) and expense ratios) and comparative data based on publicly available information, under both the Existing Agreement and under the Amended Agreement;

(iv)	the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and mezzanine debt and whether such limited economies of scale would benefit our Stockholders;

(v)	the Existing Advisor’s estimated pro forma profitability with respect to managing the Company under the Existing Agreement and under the Amended Agreement and the economic condition of the Existing Advisor; and

(vi)	the limited potential for the Existing Advisor and its affiliates to derive additional benefits as a result of the Existing Advisor’s relationship with the Company.

The Board noted that it reviewed the Existing Agreement at the April 29, 2014 Board meeting in connection with the Board’s annual review and approval of the Existing Agreement, at which the Board held extensive discussions regarding the Existing Agreement. The Board further noted that many of the determinations made regarding the Existing Agreement at the April 29, 2014 Board meeting also apply to the Amended Agreement. In approving the Amended Agreement, the Board, including a majority of the Independent Directors, made the following determinations:

•

Nature, Extent and Quality of Services. The Board determined that, other than the fees payable under the Amended Agreement, which it reviewed and considered separately, the substantive terms of the Amended Agreement would be substantially identical to those under the Existing Agreement. The Board therefore noted the determinations and conclusions it made at the April 29, 2014 Board meeting when approving the continuation of the Existing Agreement, including the nature, extent and quality of the investment selection process employed by the Existing Advisor, including the flow of transaction opportunities resulting from the Existing Advisor’s investment professionals’ significant capital markets, trading and research expertise, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objective of the Company. The Board also reiterated its conclusions regarding the Existing Advisor’s personnel and their prior experience in connection with the types of investments made by the Company, including network of relationships. The Board also considered the benefit and increasing costs of the Existing Advisor continuing to be able to recruit and retain top talent. In addition, the Board considered the other terms and conditions of the Amended Agreement. The Board determined that the substantive terms of the Amended Agreement (other than the fees payable thereunder, which the Board reviewed separately), including the services to be provided, are generally the same as those of comparable BDCs described in the available market data, and are expected to be satisfactory and beneficial to the Company. In addition, the Board considered the fact that the Company has the ability to terminate the Amended Agreement without penalty upon 60 days’ written notice to the Existing Advisor. The Board further reiterated its determinations that the Existing Advisor is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in middle-market companies and have developed an investment evaluation process and an extensive network of relationships with financial sponsors and intermediaries focused on middle-market companies, which experience and relationships coincide with our investment objective and generally equal or exceed those of the management teams or investment advisers of other comparable BDCs described in the available market data.

•	Investment Performance. The Board reviewed the investment performance of the Company since its commencement of operations and compared the performance of the Company with the performance of comparable BDCs. The Board determined that the Existing Advisor was delivering results consistent with the investment objective of the Company and that our investment performance was acceptable, relative to comparable BDCs. The Board further determined that in light of the performance history of the Company, the Existing Advisor’s extensive experience with our particular investment objectives and policies and the Existing Advisor’s commitment to the Company, the investment performance of the Company was likely to remain consistent with the approval of the Amended Agreement.

•	Costs of the Services Provided to the Company. The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the amended base management fee and amended incentive fees (including hurdle rates)) of other BDCs with similar investment objectives to the Company, and our operating expenses and expense ratios compared to other BDCs of similar size and with similar investment objectives to the Company. The Board also considered numerical examples of the calculation of the fees that would be payable if the proposed amendments were approved. The Board noted that several comparable BDCs have made similar amendments to their fee structures. Based upon its review, the Board determined that the fees payable under the Amended Agreement are generally similar to those payable under agreements of comparable BDCs described in the available market data. In contrast, the Board determined that while fee structures vary among BDCs, the base management fees and incentive fees paid by the Company under the Existing Agreement were generally less than those payable under agreements of comparable BDCs described in the comparative data then available.

•	Economies of Scale. The Board considered information about the potential for our Stockholders to experience economies of scale as the Company grows in size. The Board reiterated its previous determination that the private debt business is one of the least scalable businesses because it requires additional resources as it grows. Therefore, potential economies of scale were determined not to be a significant consideration for the Board in approving the Amended Agreement, and the Board determined that the advisory fee structure with respect to the Existing Agreement as proposed to be amended was reasonable and that no changes were currently necessary to reflect economies of scale.

•

Profitability of the Existing Advisor. The Board considered information about the Existing Advisor’s profitability. The Board recognized that it is difficult to predict with any degree of certainty the profitability of the Existing Advisor under the fee structure proposed by the Amendments. However, given that the fee structure under the Amended Agreement would be in line with or more competitive than the fee structures of investment advisors to many of the Company’s BDC competitors, the Board determined that, based on the information available to the Board, the Existing Advisor’s profitability under the Amended Agreement with respect to managing the Company should not be unreasonable in relation to the nature, extent and quality of the services provided.

•	Limited Potential for Additional “Fall Out” Benefits Derived by the Existing Advisor. The Board reiterated its previous determination that there is limited potential for the Existing Advisor and its affiliates to derive additional “Fall Out” benefits, such as soft dollar arrangements with brokers, as a result of the Existing Advisor’s relationship with us, and that this conclusion was not expected to change as a result of the Amendments.

In addition, in approving the Amendments, the Board noted that if the Amendments go into effect, the Existing Advisor would earn a lower base management fee, although it may be eligible to receive an Incentive Fee for Pre-Incentive Fee Net Investment Income earlier (and potentially in higher amounts) than it would have under the Existing Agreement. However, the Board noted that the lower hurdle rates better align the Company’s and the Existing Advisor’s interests to the extent the Existing Advisor invests in senior assets with lower absolute, yet potentially higher risk-adjusted, returns due to a lower probability of defaults when compared to higher yielding junior assets. The Board noted the desirability of setting parameters to evaluate risk and best align the Company’s interests and the interest of the Existing Advisor, particularly given the volatility of the markets during the past several years.

The Board also noted that several competitors, including Apollo Investment Corporation, Ares Capital Corporation, PennantPark Investment Corporation, Prospect Capital Corporation and Solar Capital Ltd., currently pay incentive fees to their respective investment advisers based on 7.0% hurdle rates, while TPG Specialty Lending Inc. pays incentive fees to its investment adviser based on a 6.0% hurdle rate. The Board also noted that the proposed decrease in the base management fee payable to the Existing Advisor from 2.0% of our total assets to 1.75% of our total assets (excluding cash), balances, and in some cases may outweigh, the proposed changes to our incentive fee structure, and further that the proposed base management fee payable to the Existing Advisor is lower than the 2.0% base management fees paid to the investment advisers of Apollo Investment Corporation, PennantPark Investment Corporation, Prospect Capital Corporation and Solar Capital Ltd. The Board noted that the Amendments are consistent with a market where many of the Company’s BDC competitors have base management fees that are 25 basis points higher than what the Company pays and pay incentive fees to their investment advisers based on 7.0% hurdle rates and a 100% “catch-up” provision, and better align the interests of the Company and the Existing Advisor.

The Board further noted that the Company’s current fee structure was initially developed for a private company structure under different market conditions, making it difficult for effective and transparent fee calculation comparisons with other BDCs, and that the Amendments would simplify the net investment income portion of the Incentive Fee calculation, allowing for more visibility in the calculation for our Stockholders.

The Board also considered that adoption of the Amended Agreement is unrelated to the Transaction described in Proposal 1 and that, if approved by Stockholders, the Amended Agreement will become effective even if the New Agreement described in Proposal 1 is not approved by Stockholders. If Proposal 1 also is approved by Stockholders and the Transaction closes, the Amendments will not take effect until the second anniversary of the effective date of the New Agreement.

Based on its evaluation of all the factors that the Board deemed material, including the information reviewed as described above and the discussions of the Independent Directors with independent outside counsel during executive session, the Board, including a majority of the Independent Directors, unanimously determined that the fee rates under the Amended Agreement are fair and reasonable in relation to the services to be provided, and approved the Amended Agreement as being in the best interests of the Company and our Stockholders.

In view of the wide variety of factors that the Board considered in connection with its evaluation of the Amended Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

The Board then directed that the Amended Agreement be submitted to Stockholders for approval with the Board’s recommendation that Stockholders of the Company vote to approve the Amended Agreement. The Board unanimously recommends that Stockholders of the Company vote for the Amended Agreement.

Required Vote

Approval of Proposal 2 requires the affirmative vote of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions will be treated as present at the Special Meeting for quorum purposes and will have the effect of a vote against Proposal 2. If there are broker non-votes at the Special Meeting, they would be treated as present at the Special Meeting for quorum purposes but not entitled to vote with respect to Proposal 2 and would have the effect of a vote “Against” Proposal 2.

If our Stockholders approve this Proposal 2, the Amended Agreement will remain in full force and effect for two years from the date of Stockholder approval, and will automatically renew for successive annual periods thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, and (ii) the vote of a majority of those directors of the Company who are not parties to the Amended Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If approved by our Stockholders, the Amended Agreement will become effective on the date of Stockholder approval.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

*        *        *         *

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

The Company is responsible for paying for the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Special Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders; however, BlackRock has agreed to bear, and reimburse the Company for, such expenses. In addition, certain officers, Directors and employees of each of the Company and the Existing Advisor (none of whom will receive additional compensation therefor) may solicit proxies in person and/or by telephone, mail, facsimile transmission or email.

The Company intends to use the services of Georgeson Inc. to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $6,500 plus expenses, which fees and expenses will be borne and reimbursed by BlackRock. As the Special Meeting approaches, certain Stockholders may receive a telephone call from a representative of Georgeson Inc. if the Stockholder’s votes have not yet been received.

Abstentions and broker non-votes will be counted as shares present at the Special Meeting but not as votes cast and will have the same effect as votes against the Proposals.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Special Meeting.

The Board of the Company has fixed the close of business on December 22, 2014 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Stockholders of the Company on that date will be entitled to one vote for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights, on each matter to be voted on at the Special Meeting or any adjournments, postponements or delays thereof. The Company had                  shares of common stock outstanding at the close of business on the record date.

ADDITIONAL INFORMATION

EXISTING ADVISOR

Our investment activities currently are managed by the Existing Advisor. The Existing Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Existing Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Existing Advisor, and Michael B. Lazar, Chief Operating Officer and a Director of the Company and Chief Operating Officer of the Existing Advisor. They are supported by the Existing Advisor’s team of employees, including 16 dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, the Existing Advisor’s team of investment professionals, including our senior management, has evaluated more than 3,000 investment opportunities and completed 160 investments in middle-market companies investing in excess of $3.5 billion through September 30, 2014. The Existing Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

Executive officers of the Existing Advisor include:

Name	Position
James R. Maher	Chief Executive Officer
Michael B. Lazar	Chief Operating Officer
Corinne Pankovcin	Chief Financial Officer
Matthew J. Fitzgerald	Chief Compliance Officer

The term of office of each of the Company’s and the Existing Advisor’s executive officers is indefinite.

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
James R. Maher 1949

Mr. Maher is Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Existing Advisor. Mr. Maher is a co-founder of the Company and has served as its Chairman and Chief Executive Officer since its formation in 2004.

Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue, a private equity fund specializing in middle-market management buyouts and growth capital investments. Prior to joining Park Avenue, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings (“LabCorp”), after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp’s predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm.

He served on the Group Executive Committee of CS First Boston, Inc., where he was responsible for the global oversight of merger and acquisition activities, as well as the investment committee. He was also Head of the Investment Banking Group for more than four years. Mr. Maher is a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. Mr. Maher received a Master’s in Business Administration from Columbia University and an undergraduate degree from Boston College.

Michael B. Lazar 1969	Mr. Lazar is a co-founder of the Company and has served as its Chief Operating Officer since its formation in 2004. Mr. Lazar serves on the Company’s Board of Directors and is a managing member of Blackrock Kelso Capital Advisors, the Company’s existing investment advisor. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company, L.P., one of the oldest and most established firms specializing in private equity investing. Having originally joined Kelso & Company, L.P. in 1993, Mr. Lazar was involved in Kelso & Company, L.P.’s private equity transactions since that time. Prior to joining Kelso & Company L.P., Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. He began his career in the Corporate Finance and Structured Finance Groups at Chemical Bank, where he focused on financings for leveraged companies. Mr. Lazar received a B.A. degree, cum laude, from Dartmouth College. Mr. Lazar is Co-Chair of the Leadership Council of the Naomi Berrie Diabetes Center at Columbia University Medical Center and serves as a Trustee of the Rye Country Day School, as well as President of the Rye Country Day School Alumni Executive Board. Mr. Lazar previously served as a member of the Dartmouth College Fund Committee and as a Director of the New York Division of the March of Dimes. In addition, Mr. Lazar has served on the Boards of certain Kelso portfolio companies.

Corinne Pankovcin 1966	Ms. Pankovcin is the Chief Financial Officer and Treasurer of the Company, Chief Financial Officer of the Existing Advisor and a Managing Director of Finance at BlackRock Investment Management LLC. Prior to joining the Company, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years

Investments and served as Chief Financial Officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). From 2005 to 2011, Ms. Pankovcin was primarily responsible for the administration of the alternative asset products, including financial reporting. She managed the finance operations for the various product teams and coordinated investment valuations and investor reporting. From 2002 to 2005 Ms. Pankovcin was with Geller & Company, where she served as Director of Business Development and Process Implementations. Prior to joining Geller & Company, she served as Vice President of Finance and Accounting for Bessemer Venture Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A. from Hofstra University. She is a Certified Public Accountant.

Matthew J. Fitzgerald 1964	Matthew J. Fitzgerald is Chief Compliance Officer of the Company, Chief Compliance Officer of the Existing Advisor and a Managing Director in the Legal and Compliance Department of BlackRock Financial Management, Inc. Mr. Fitzgerald has served as the Company’s Chief Compliance Officer since November 2010 and has been with BlackRock, Inc. (via Barclays Global Investors) since 2004. Prior to joining BlackRock, Mr. Fitzgerald was the General Counsel and a Managing Director of a Hong Kong SFC registered dealer and financial/investment advisory firm. From 1991 to 2000, he practiced law with Brown and Wood LLP and Kirkpatrick and Lockhart in Washington, D.C. Mr. Fitzgerald has a B.A. from Yale University and a J.D. from The Emory University School of Law.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company and officers of the Existing Advisor is 40 East 52nd Street, New York, New York 10022.

ORGANIZATION OF THE EXISTING ADVISOR

The Existing Advisor is organized as a Delaware limited liability company and is registered as an investment advisor with the SEC under the Advisers Act. Its principal executive offices are located at 40 East 52nd Street, New York, New York. Our Chairman of the Board and Chief Executive Officer, James R. Maher, and Director and Chief Operating Officer, Michael B. Lazar are the managing members of the Existing Advisor, and control persons of the Existing Advisor. For purposes of this paragraph, the term “control” has the meaning given to it in the 1940 Act.

NEW ADVISOR

The New Advisor is a Delaware limited liability company and an indirect, wholly-owned subsidiary of BlackRock. The New Advisor is registered as an investment advisor with the SEC under the Advisers Act. After the consummation of the Transaction, with the following exceptions, the New Advisor is expected to have the same personnel as the Existing Advisor. Steven Sterling is expected to succeed James R. Maher as Chief Executive Officer of the Company. Michael B. Lazar, Chief Operating Officer of the Company and the Existing Advisor, has agreed to continue to serve on a transition basis for up to three months. James Keenan, currently a Managing Director and Head of the Americas Credit team within BlackRock’s Fixed Income Investment Group and a current member of the Investment Committee of the Existing Advisor, is expected to oversee the investment professionals providing services to the Company, including personnel of the New Advisor. The biographies of Steven Sterling and James Keenan are set forth in the table below.

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
Steven Sterling 1963	Steve Sterling, Managing Director, is the Head of BlackRock Global Capital Markets. Mr. Sterling created the capability and has built a global team focused on sourcing and originating corporate debt and equity investments on behalf of our portfolio management teams and managing BlackRock’s investment activity in the new issue market. Prior to joining BlackRock in 2010, Mr. Sterling was a Managing Director at The Carlyle Group, where he was responsible for the US credit business and managed credit portfolios for Carlyle, including its credit hedge fund. From 2006 to 2008, he was a Senior Managing Director at Bear Stearns and was responsible for managing the High Yield Capital Markets Group. Prior to joining Bear Stearns, Mr. Sterling was with Lehman Brothers and was Managing Director responsible for managing leverage loan capital markets, sales, trading and portfolio management. Previously, he was with Bank of America where he held various positions within leverage finance and loan syndication (including direct middle market lending). Mr. Sterling earned a BS degree in finance from California State University, Sacramento in 1985 and an MBA degree in strategic management and finance from the Claremont Graduate School in 1991.

James Keenan 1976	James Keenan is a Managing Director and Head of the Americas Credit team within BlackRock’s Fixed Income Investment Group. The credit team manages $53 billion in Leveraged Finance assets on an investment platform with over 50 investment professionals located in the US, Europe and Asia. Total assets managed by the credit teams globally are approximately $110 billion as of June 2014 (includes Investment Grade, Alternatives and Private assets). Mr. Keenan is the lead portfolio manager for more than $35 billion of leveraged finance assets under management, including for the $14.3 billion BlackRock High Yield Bond Fund. The BlackRock High Yield Fund has a 5-star rating from Morningstar and ranks among the in the top decile in its Lipper category over the 1, 3, 5 and 10 year periods through June 30, 2014. Mr. Keenan has worked in the High Yield markets for over 15 years. He joined BlackRock in 2004 and previously worked in the High Yield groups at Columbia Management Group and UBS Global Asset Management. He is a CFA charter holder and a graduate of the University of Notre Dame, where he earned a BBA degree in Finance.

The New Advisor will be responsible for conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides administrative services to the Company. The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of each of the Company and the Existing Advisor is located at 40 East 52nd Street, New York, New York 10055. The principal executive office of the New Advisor is 55 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at                 , 2014, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each Director, our chief executive officer, each of our other executive officers and our Directors and executive officers as a group. Percentage of common stock is based on                  shares of common stock outstanding at                 , 2014. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
BlackRock, Inc.(1)	Beneficial	369,577		%
40 East 52nd Street New York, NY 10022

James R. Maher(2)(3)(4)	Record and Beneficial	770,241	*	%
John R. Baron	Record and Beneficial	10,000	*	%
Brian D. Finn	Record and Beneficial	50,000	*	%
Jerrold B. Harris	Beneficial	129,213	*	%
Michael B. Lazar(3)(4)(6)	Record and Beneficial	542,883	*	%
William E. Mayer(5)	Beneficial	None	*	%
François de Saint Phalle	Record	408,041	*	%
Maureen K. Usifer	Record	16,825	*	%
Corinne Pankovcin	None	None	*	%
Matthew J. Fitzgerald	None	None	*	%
All officers and directors as a group (10 persons)(7)	Record and Beneficial			%

*	Represents less than 1%.
(1)	The information regarding BlackRock, Inc. is based on information included in Form 13F filed with the SEC on October 29, 2014 on behalf of BlackRock, Inc. and certain affiliates.
(2)	Excludes shares owned by the individual’s adult children and shares owned by a family trust, as to each of which the individual disclaims beneficial ownership. Includes 244,118 shares owned by the Existing Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.
(3)	Includes unvested shares of restricted common stock that the individual has the right to vote.
(4)	Includes shares held in brokerage accounts that may be used as security on a margin basis.
(5)	Excludes shares owned by a family trust, as to which the individual disclaims beneficial ownership.
(6)	Includes shares owned by an individual retirement account as to which the individual is the beneficiary and excludes shares owned by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Includes 244,118 shares owned by the Existing Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.
(7)	The address for all our officers and Directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022. For purposes of calculating shares owned by all officers and directors as a group, the 244,118 shares owned by the Existing Advisor and included in the calculation of shares owned by James R. Maher and Michael B. Lazar, are counted once.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company has entered into an investment management agreement with the Existing Advisor, under which the Existing Advisor, subject to the overall supervision of our Board, manages our day-to-day operations, and provides investment advisory services to the Company. For providing these services, the Company has agreed to pay the Existing Advisor a management fee based on our total assets and an Incentive Fee based on our investment performance, plus reimbursement of certain expenses incurred by the Existing Advisor. Our senior management, our Chairman of the Board and certain members of the Existing Advisor’s investment committee have ownership and financial interests in the Existing Advisor and indirectly benefit from any increase in our total assets. In addition, our executive officers and Directors and the employees of the Existing Advisor and members of its investment committee serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as the Company does and/or investment funds managed by affiliates of the Company. Any affiliated investment vehicle currently formed or formed in the future and managed by the Existing Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by the Company. As a result, the Existing Advisor and/or its affiliates may face conflicts in allocating investment opportunities between the Company and such other entities. Accordingly, the Company may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Existing Advisor. However, the Existing Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Existing Advisor forms other affiliates in the future, the Company may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if the Company receives an order from the SEC permitting it to do so.

The Company has entered into a license agreement with BlackRock and the Existing Advisor pursuant to which BlackRock has agreed to grant to the Existing Advisor, and the Existing Advisor has agreed to grant to the Company, a non-exclusive, royalty-free license to use the name “BlackRock.” The Company anticipates entering into a substantially similar agreement with BlackRock and the New Advisor, as appropriate. In addition, the Company has entered into a license agreement with Mr. Lazar and the Existing Advisor pursuant to which Mr. Lazar has agreed to grant to the Existing Advisor, and the Existing Advisor has agreed to grant to the Company, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through the Administrator (a wholly-owned subsidiary of BlackRock), provides the Company with the office facilities and administrative services necessary to conduct its day-to-day operations.

In 2007, the Company’s Board authorized the purchase by the Existing Advisor from time to time in the open market of an indeterminate number of shares of the Company’s common stock, in the Existing Advisor’s discretion, subject to compliance with the Company’s and the Existing Advisor’s applicable policies and requirements of law. There were no such purchases during the year ended December 31, 2013.

At September 30, 2014, the Existing Advisor owned and had the right to vote 185,212 shares of the Company’s common stock. On such date, under compensation arrangements for its officers and employees, the Existing Advisor owned of record but did not have the right to vote an additional 61,236 shares of the Company’s common stock.

At September 30, 2014, BlackRock, reported that it beneficially owned 369,577 shares of the Company’s common stock, representing approximately     % of the total shares outstanding. The New Advisor has ownership and financial interests in the Existing Advisor.

From time to time, the Company may invest in transactions in which its Directors and officers or the officers and employees of the Existing Advisor or the New Advisor have a pecuniary interest. With respect to any such investment, the Company intends to comply with the relevant provisions of the 1940 Act to the extent they apply to the Company as a BDC, any other applicable laws and the Company’s written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the Existing Advisor will disclose the interest to its investment committee, our senior management and the Board and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of the Board, the Existing Advisor and the Existing Advisor’s investment committee with respect to the transaction. In the event the First Proposal is approved by Stockholders and the Transaction closes, the Company and the New Advisor intend to continue to comply with the relevant provisions of the 1940 Act to the extent they apply to the Company as a BDC, any other applicable laws and the Company’s written policies and procedures concerning affiliated transactions. The New Advisor will adopt, policies and procedures concerning affiliated transactions that comply with the relevant provisions of the 1940 Act and any other applicable laws.

Mr. Maher, current Chief Executive Officer of the Company and Chairman of the Board, is a former partner, and Mr. Mayer, one of the Company’s Directors, is currently a partner, of Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Existing Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Messrs. Maher and Mayer own limited partner interests in the fund managed by Park Avenue. As of December 31, 2013, the Company held an indirect interest of less than 5% of the voting securities of DynaVox Systems LLC and DynaVox Systems Holdings, LLC (DynaVox Systems LLC and DynaVox System Holdings LLC are collectively referred to as “DynaVox”). DynaVox is a portfolio company of Park Avenue’s fund.

Mr. Maher also owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. DynaVox is also a portfolio company of a Vestar private equity fund. In 2013, the Company invested an additional $60,000,000 in a new second lien term loan, and an additional $10,000,000 in a new first lien term loan, of MediMedia USA, Inc., which is also a portfolio company of a Vestar private equity fund. Each of the transactions by which the Company consummated these investments was approved by the Existing Advisor and its investment committee, as applicable, after consideration of the significant relevant factors and disclosed to the Company’s Board.

During the most recently completed fiscal year, the Company paid $                 to the Existing Advisor or its affiliated persons for services other than for brokerage services or pursuant to the Existing Agreement. Such services will continue to be provided to the Company by the New Advisor or an affiliate thereof if Proposal 1 is approved by Stockholders and the Transaction closes.

FINANCIAL STATEMENTS AND OTHER INFORMATION

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER 212-810-5800) OR GEORGESON, INC., THE COMPANY’S PROXY SOLICITOR (TELEPHONE NUMBER 1-866-316-3922).

The Company periodically updates performance and certain other data for the Company in the “Investor Relations” section of its website, which can be found at http://www.blackrockkelso.com/InvestorRelations/index.htm. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and Directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2013 and to date, except that as a result of an administrative oversight, the Advisor was late in filing one Form 4 concerning three transactions.

DIVIDEND REINVESTMENT PLAN

On March 4, 2009, the Company amended its dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, dividends may be paid in newly issued or treasury shares of the Company’s common stock at a price equal to 95% of market price on the dividend payment date. The amended Plan means that, under certain circumstances, the Company may issue shares of its common stock at a price that is less than NAV per share. Any issuance of common stock at a price below NAV will result in an immediate dilution to existing Stockholders who do not participate in the Plan. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a non-participating Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. On March 4, 2009, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.sec.gov or http://www.blackrockkelso.com/InvestorRelations/SECFilings.

PRIVACY PRINCIPLES OF THE COMPANY

The Company is committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Company collects, how it protects that information and why, in certain cases, it may share information with select other parties.

Generally, the Company does not receive any non-public personal information relating to its Stockholders, although certain non-public personal information of its Stockholders may become available to the Company. The Company does not disclose any non-public personal information about its Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

The Company restricts access to non-public personal information about Stockholders to employees of the Existing Advisor with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2015 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive offices by Wednesday, November 26, 2014.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2015 special meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2015 annual meeting in accordance with the Company’s bylaws. The Company’s bylaws require that advance notice be given to the Company in the event a Stockholder desires to transact any business from the floor at a special meeting of stockholders, including the nomination of Directors. Notice of any such business must be in writing and received at the Company’s principal executive office between Friday, January 9, 2015 and Sunday, February 8, 2015. In order to be considered timely, such notice shall be delivered to the Company’s Secretary at the principal executive office of the Company and shall set forth all information required under the Company’s bylaws.

Copies of the Company’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Company will also furnish, without charge, a copy of its bylaws to a Stockholder upon request. Such requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022, or by calling 212-810-5800.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s Stockholders will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

Please note that only one Proxy Statement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and annual report or for instructions as to how to request a separate copy of this document and annual report or as to how to request a single copy if multiple copies of this document and annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022 (telephone number 212-810-5800). Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 18, 2015

The Notice of Special Meeting, Proxy Statement and Special Report on Form 10-K for the fiscal year ended December 31, 2013 are available at the Company’s website at:

http://www.blackrockkelso.com/InvestorRelations/FinancialInformation.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JAMES R. MAHER
Chairman and Chief Executive Officer

                , 2014

Appendix A

Calculation of the Incentive Fee under the Existing Agreement

Example of Calculation of Income Portion of Incentive Fee Under the Existing Agreement

For each trailing four quarters’ period, beginning with the four quarter period ending September 30, 2008

Formula

The formula for the income portion of the Incentive Fee for any trailing four quarters’ period can be expressed as follows:

Incentive Fee with respect to income—

•	When the annualized rate of return to Stockholders exceeds the hurdle but does not exceed 13.33% = 50% x (trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains – hurdle amount) – Incentive Fees with respect to income paid in the prior three quarters

•	When the annualized rate of return to Stockholders exceeds 13.33% = 50% x (13.33% x net asset value – hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains – 13.33% x net asset value) – Incentive Fees with respect to income paid in the prior three quarters

Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

Assumptions

•	Number of full calendar quarters in period = 4

•	Net Asset Value = $500.0 million

•	Total Assets = $500.0 million

•	Quarter 1 net investment income(1) = $15.0 million

•	Quarter 1 Incentive Fee paid = $0.0 million

•	Quarter 2 net investment income = $10.0 million

•	Quarter 2 Incentive Fee paid = $0.0 million

•	Quarter 3 net investment income = $37.5 million

•	Quarter 3 Incentive Fee paid with respect to income = $13.5 million

•	Quarter 3 Incentive Fee paid with respect to net realized capital gains = $0.15 million

•	Net realized capital gains, Quarters 1 through 3 = $1.5 million

•	Net unrealized capital appreciation, Quarters 1 through 3 = $0.5 million

•	Hurdle(2) = 8.00%

•	Base management fee(3) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.25%

Additional Assumptions

•	Quarter 4 net investment income

=	Quarter 4 income – base management fee – other expenses

=	$20.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million

=	$20.75 million – $3.75 million

=	$17.0 million

•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•	Trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains

=	Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net investment income – (excess, if any, of trailing four quarters’ net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4 over trailing four quarters’ net realized capital gains from beginning of Quarter 1 to end of Quarter 4)

=	$15.0 million + $10.0 million + $37.5 million + $17.0 million – $0.0 million (as there was no trailing four quarters’ net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4)

=	$79.5 million

•	Hurdle amount

=	8.00% x $500.0 million

=	$40.0 million

Determination of Incentive Fee Under the Existing Agreement

Trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $79.5 million, which exceeds the Hurdle amount. Therefore there may be an Incentive Fee payable with respect to income in Quarter 4. The income portion of the Incentive Fee for this quarter equals 50% of the amount by which the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to income equal 20% of the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains (would occur if such amount for the trailing four quarters represented an annualized return on net assets of 13.33% or higher, which is the case in this example), less any Incentive Fees paid with respect to income in the prior three quarters.

Incentive Fee with respect to income

=	50% x (13.33% /4 x $500.0 million – Hurdle amount) + 20% x (trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains – 13.33% /4 x $500.0 million) – Incentive Fees with respect to income paid in the prior three quarters

=	50% x ($66.66 million – $40.0 million) + 20% x ($79.5 million – $66.66 million) – $13.5 million

=	50% x $26.66 million + 20% x $12.84 million – $13.5 million

=	$2.4 million

Conclusion

The Incentive Fee payable at the end of Quarter 4 with respect to income for this trailing four quarters’ period equals $2.4 million.

(1)	Net income refers to net income, excluding any realized capital gain and loss and unrealized capital appreciation and depreciation.
(2)	Represents an annual hurdle of 8.00% of the value of net assets.
(3)	Represents quarterly portion of an annual base management fee of 2.00% of the value of total assets.
(4)	Excludes offering expenses and is expressed as a percentage of the value of net assets.

Examples of Calculation of Capital Gains Portion of Incentive Fee Under the Existing Agreement For each annual period beginning on July 1, commencing July 1, 2007, and ending on the day prior to the first anniversary of such date

Formula

The formula for the capital gains portion of the Incentive Fee for each annual period can be expressed as follows:

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net investment income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation.

The following Alternative 1 and Alternative 2 assume that with respect to each year, the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains exceeds the hurdle amount.

Alternative 1

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50.0 million and fair value of Investment B determined to be $32.0 million

•	Year 3: fair value of Investment B determined to be $25.0 million

•	Year 4: Investment B sold for $31.0 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $6.0 million (20% multiplied by $30.0 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $1.2 million (20% multiplied by $6.0 million realized capital gains on sale of Investment B)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50.0 million, fair value of Investment B determined to be $25.0 million and fair value of Investment C determined to be $25.0 million

•	Year 3: fair value of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: fair value of Investment B determined to be $35.0 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $5.0 million (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))

•	Year 3: $1.0 million (20% multiplied by $5.0 million realized capital gains on Investment C)

•	Year 4: None

With respect to each year, if the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains did not exceed the hurdle amount, the capital gains portion of the Incentive Fee could be reduced because no Incentive Fee is payable unless the sum of (1) the amount of net investment income used in the determination of the Incentive Fee, if any, based on income and (2) the amount of net realized capital gains in excess of unrealized capital depreciation used in the determination of the Incentive Fee, if any, based on capital gains exceeds the hurdle amount. The following Alternative 3 and Alternative 4 illustrate the calculation of the capital gains portion of the Incentive Fee when the hurdle amount is exceeded only after capital gains are taken into account.

Alternative 3

Assumptions

•	Year 1: Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $8.0 million

Determination of Incentive Fee Under the Existing Agreement

Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to income.

However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $8.0 million, when added to net investment income of $38.0 million, results in a total of $46.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

=	50% x ($46.0 million – $40.0 million), up to a limit of 20% x $8.0 million

=	50% x $6.0 million, up to a limit of $1.6 million

=	$1.6 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $1.6 million.

Alternative 4

Assumptions

•	Year 1: Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $3.0 million

Determination of Incentive Fee Under the Existing Agreement

Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to income.

However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $3.0 million, when added to net investment income of $38.0 million, results in a total of $41.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net investment income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

=	50% x ($41.0 million – $40.0 million), up to a limit of 20% x $3.0 million

=	50% x $1.0 million, up to a limit of $0.6 million

=	$0.5 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $0.5 million.

Appendix B

Fee Calculation Examples under Existing Agreement and Amended Agreement

EXAMPLES—INCENTIVE FEE BASED ON INCOME

See the examples below for a comparison of the calculation of the Incentive Fee based on net income under the Existing Agreement and the Amended Agreement.

Existing Agreement Assumptions(1)

•	Management fee(2) = 0.50%

•	Hurdle rate(3) = 2.00%

Amended Agreement Assumptions(4)

•	Management fee(5) = 0.4375%

•	Hurdle rate(6) = 1.75%

Additional Assumptions

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(7) = 0.0625%

•	After accounting for the distribution of income during each period, there is no change in the Company’s net assets

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets attributable to common stock (defined as total assets less indebtedness and preferred stock). The example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) the Company’s aggregate distributions to stockholders and (b) the Company’s change in net assets attributable to common stock before taking into account any incentive fees accrued during the period, is at least 8.0% of the Company’s net assets attributable to common stock at the beginning of such four quarter period (as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar period).
(2)	Represents quarterly portion of an annual base management fee of 2.0% of the value of total assets.
(3)	Represents quarterly portion of the annual hurdle rate of 8.0% of the value of total assets.
(4)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets attributable to common stock (defined as total assets less indebtedness and preferred stock). The example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) the Company’s aggregate distributions to stockholders and (b) the Company’s change in net assets attributable to common stock before taking into account any incentive fees accrued during the period, is at least 7.0% of the Company’s net assets attributable to common stock at the beginning of such four quarter period (as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar period).
(5)	Represents quarterly portion of an annual base management fee of 1.75% of the value of total assets.
(6)	Represents quarterly portion of the annual hurdle rate of 7.0% of the value of total assets.
(7)	Expressed as a percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period.

Example 1: Pre-Incentive Fee Net Investment Income does not exceed the quarterly Hurdle rate

Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%, in the current quarter and each of the preceding three quarters

Example 1a: Existing Agreement[3]	Example 1b: Amended Agreement

Additional Assumptions	Additional Assumptions

•   Pre-Incentive Fee Net Investment Income

=  (investment income – (management fee + other expenses))

=  (1.25% – (0.50% + 0.0625%))

=  0.6875%

•   Pre-Incentive Fee Net Investment Income does not exceed the Hurdle rate, therefore there is no Incentive Fee based on income.

•   Pre-Incentive Fee Net Investment Income

=  (investment income – (management fee + other expenses))

=  (1.25% – (0.4375% + 0.0625%))

=  0.75%

•   Pre-Incentive Fee Net Investment Income does not exceed the Hurdle rate, therefore there is no Incentive Fee based on income.

Example 2—Pre-Incentive Fee Net Investment Income exceeds 1.75% quarterly Hurdle rate proposed by the Amendments (7.0% annualized) but does not exceed 2.00% quarterly Hurdle rate (8.0% annualized) under the Existing Agreement

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.40%, in the current quarter and each of the preceding three quarters

Example 2a: Existing Agreement[4] Additional Assumptions • Pre-Incentive Fee Net Investment Income = (investment income – (management fee + other expenses)) = (2.40% – (0.50% + 0.0625%)) = 1.8375%	Example 2b: Amended Agreement Additional Assumptions • Pre-Incentive Fee Net Investment Income = (investment income – (management fee + other expenses)) = (2.40% – (0.4375% + 0.0625%)) = 1.90%

3 For comparability, the examples under both the Existing Agreement and the Amended Agreement are shown with Incentive Fees, if any, calculated on a quarterly basis. Under the terms of the Existing Agreement, the calculation for the portion of the Incentive Fee based on income is based on the trailing four quarter period. Assuming that the investment income in the preceding three quarters is identical to that in the fourth quarter, the quarterly calculation and the trailing four quarters calculation under the Existing Agreement would result in an equivalent Incentive Fee payable.

4 For comparability, the examples under both the Existing Agreement and the Amended Agreement are shown with Incentive Fees, if any, calculated on a quarterly basis. Under the Existing Agreement, the calculation for the portion of the Incentive Fee based on income is based on the trailing four quarter period. Assuming that the investment income in the preceding three quarters is identical to that in the fourth quarter, the quarterly calculation and the trailing four quarters calculation under the Existing Agreement would result in an equivalent Incentive Fee payable.

• Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee based on income.

•   Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an Incentive Fee based on income.

•   Incentive Fee Based on Income = 100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

= (100% × (1.90% – 1.75%)) + 0%

= 100% × 0.15%

= 0.15%

Example 3—Pre-Incentive Fee Net Investment Income exceeds 1.75% quarterly Hurdle proposed by the Amendments (7.0% annualized) and exceeds the 2.00% quarterly Hurdle rate (8.0% annualized) under the Existing Agreement

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%, in the current quarter and in each of the preceding three quarters

Example 3a: Existing Agreement[5]

Additional Assumptions

•   Pre-Incentive Fee Net Investment Income

=  (investment income – (management fee + other expenses))

=  (3.50% – (0.50% + 0.0625%))

= 2.9375%

•   Pre-Incentive Fee Net Investment Income exceeds the Hurdle rate, therefore there is an Incentive Fee based on income.

•   Incentive Fee Based on Income = 50% x “Catch-up” + the greater of 0 AND 20% x (pre-Incentive Fee trailing Net Investment Income – 3.3325%)

=  (50% x (2.9375% – 2.0%)) + 0%

=  50% x 0.9375%

=  0.46875%

Example 3b: Amended Agreement

Additional Assumptions

•   Pre-Incentive Fee Net Investment Income

=  (investment income – (management fee + other expenses))

=  (3.50% – (0.4375% + 0.0625%))

=  3.00%

•   Pre-Incentive Fee Net Investment Income exceeds the Hurdle rate, therefore there is an Incentive Fee based on income.

•   Incentive Fee Based on Income = 100% × “Catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)

=  (100% × (2.1875% – 1.75%)) + (20% × (3.00% – 2.1875%))

=  0.4375% + (20% × 0.8125%)

=  0.4375% + 0.1625%

=  0.60%

5 For comparability, the examples under both the Existing Agreement and the Amended Agreement are shown with Incentive Fees, if any, calculated on a quarterly basis. Under the Existing Agreement, the calculation for the portion of the Incentive Fee based on income is based on the trailing four quarter period. Assuming that the investment income in the preceding three quarters is identical to that in the fourth quarter, the quarterly calculation and the trailing four quarters calculation under the Existing Agreement would result in an equivalent Incentive Fee payable.

Example 4 – Deferral of Incentive Fee

Assumptions

•	During most recently completed quarter (Q4):

•	Investment income = 3.50%

•	During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q2 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q3 Pre-Incentive Fee Net Investment Income = 1.50%

•	No Incentive Fee based on income was paid in Q1, Q2 or Q3 under either the Existing Agreement or the Amended Agreement.

•	All net investment income is distributed during the period.

•	After accounting for the distribution of the net investment income during the period, there is no change in the Company’s net assets during the period.

Example 4a: Existing Agreement

Additional Assumptions

•    Pre-Incentive Fee Net Investment Income

=  (investment income – (management fee + other expenses))

=  (3.50% – (0.50% + 0.0625%))

=  2.9375%

During the most recently completed quarter: Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there may be an Incentive Fee based on income payable for the quarter, depending on the income over the trailing four quarter period, as set forth below.

•    Incentive Fee Based on Income:

=  the greater of 0 AND 50% x “Catch-up” + the greater of 0 AND 20% x (pre-Incentive Fee trailing four quarters net investment income – 13.33%) – (Incentive Fees paid in the preceding three quarters)

=  the greater of 0 AND 50% x (6.4375% – 8.00%) + 0% – 0%

=  0%

Example 4b: Amended Agreement

Additional Assumptions

•    Pre-Incentive Fee Net Investment Income

=  (investment income – (management fee + other expenses))

=  (3.50% – (0.4375% + 0.0625%))

=  3.00%

During most recently completed quarter: Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•    Incentive Fee Based on Income:

=  100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=  100% x (2.1875% – 1.75%) + 20% x (3.00% – 2.1875%)

=  0.4375% + 0.1625%

=  0.60%

During four quarter period ending with most recently completed quarter:

•    Annualized rate of return, measured before any calculation of Incentive Fees for income or capital gains:

=  (Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net

Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (Company’s change in net assets attributable to common stock)

=  (1.00% + 1.00% + 1.50% + 3.00%) + (0)

=  6.50%

Conclusion	Conclusion
Because Pre-Incentive Fee Net Investment Income for the trailing four quarters does not exceed the Hurdle of 8.00%, there is no Incentive Fee based on income payable in Q4.

Although an Incentive Fee is payable for such quarter, because annualized rate of return over the four quarter period is less than 7.00%, the payment is deferred until the first quarter for which the annualized rate of return over the four quarter period including such subsequent quarter equals or exceeds 7.00%.

Example 5

Assumptions

•	During most recently completed quarter (Q4):

•	Investment income = 4.00%

•	During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q2 Pre-Incentive Fee Net Investment Income = 1.50%

•	Q3 Pre-Incentive Fee Net Investment Income = 3.00%

•	No Incentive Fee based on income was paid in Q1, Q2 or Q3 under either the Existing Agreement or the Amended Agreement.

•	All net investment income is distributed during the period.

•	After accounting for the distribution of the net investment income during the period, there is no change in the Company’s net assets attributable to common stock during the period.

Example 5a: Existing Agreement Additional Assumptions • Pre-Incentive Fee Net Investment Income = (investment income – (management fee + other expenses)) = (4.00% – (0.50% + 0.0625%)) = 3.4375%

Example 5b: Amended Agreement

Additional Assumptions

•    Deferred income based Incentive Fee during the period = 0.60%

•    Pre-Incentive Fee Net Investment Income during the period

=  (investment income – (management fee + other expenses))

=  (4.00% – (0.4375% + 0.0625%))

=  3.50%

During the most recently completed quarter: Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there may be an Incentive Fee based on income payable for the quarter.

•   Incentive Fee Based on Income

=  the greater of 0 AND 50% x “Catch-up” + the greater of 0 AND 20% x (pre-Incentive Fee trailing four quarters net investment income – 13.33%) – (Incentive Fees paid in the preceding three quarters)

=  the greater of 0 AND 50% x (8.9375% –8.00%) + the greater of 0 AND 20% x (8.9375% – 13.33%) – 0%

=  50% x (0.9375%) + 0% – 0%

=  0.46875%

During most recently completed quarter: Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income for the quarter:

•   Incentive Fee Based on Income:

=  100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income– 2.1875%)

=  100% x (2.1875% – 1.75%) + 20% x (3.5% – 2.1875%)

=  0.4375% + 0.2625%

=  0.70%

During four quarter period ending with most recently completed quarter:

•   Annualized Rate of Return, measured before any calculation of Incentive Fees for income or capital gains:

=  (Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (the Company’s change in net assets attributable to common stock)

=  (1.00% + 1.50% + 3.00% + 3.50%) + (0)

=  9.00%

Conclusion

Because the Pre-Incentive Fee Net Investment Income in Q4 was sufficiently large to cause the trailing four quarter Pre-Incentive Fee Net Investment Income to be greater than the 8.00% Hurdle, there is an Incentive Fee based on income payable for Q4 under the Existing Agreement.

Conclusion Both the current quarter income based Incentive Fee of 0.70% and the earlier deferred income based Incentive Fee of 0.60% are paid under the Amended Agreement.

EXAMPLES – INCENTIVE FEE BASED ON CAPITAL GAINS

See the examples below for a comparison of the calculation of the Incentive Fee based on capital gains under the Existing Agreement and the Amended Agreement.

Example 6

Assumptions

•   Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)

•   Year 2: Investment A is sold for $50.0 million and fair value of Investment B determined to be $32.0 million

•   Year 3: fair value of Investment B determined to be $25.0 million

•   Year 4: Investment B sold for $31.0 million

Example 6a: Existing Agreement

Additional Assumptions

•   Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle rate of 8.00% under the Existing Agreement), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

•   Example assumes that with respect to each year, the trailing four quarters’ net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains exceeds the Hurdle rate

Example 6b: Amended Agreement Additional Assumption • Incentive Fee with respect to capital gains = 20% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation)

The capital gains portion of the Incentive Fee under the Existing Agreement, if any, would be:

•   Year 1: None (No sales transactions)

•   Year 2: $6.0 million (50% multiplied by $30.0 million realized capital gains on the sale of Investment A, up to a limit of 20%)

•   Year 3: None

•   Year 4: $1.2 million (50% multiplied by $6.0 million realized capital gains on sale of Investment B, up to a limit of 20%)

The capital gains portion of the Incentive Fee under the Amended Agreement, if any, would be:

•   Year 1: None (No sales transactions)

•   Year 2: $6.0 million (20% multiplied by $30.0 million realized capital gains on sale of Investment A)

•   Year 3: None

•   Year 4: $1.2 million (20% multiplied by $6.0 million realized capital gains on sale of Investment B)

Example 7

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50.0 million, fair value of Investment B determined to be $25.0 million and fair value of Investment C determined to be $25.0 million

•	Year 3: fair value of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: fair value of Investment B determined to be $35.0 million

•	Year 5: Investment B sold for $20.0 million

Example 7a: Existing Agreement

Additional Assumptions

•   Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle rate of 8.00% under the Existing Agreement), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

•   Example assumes that with respect to each year, the trailing four quarters’ net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains exceeds the Hurdle rate

Example 7b: Amended Agreement Additional Assumption • Incentive Fee with respect to capital gains = 20% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation)

The capital gains portion of the Incentive Fee under the Existing Agreement, if any, would be:

•   Year 1: None (No sales transactions)

•   Year 2: $5 million (50% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B), up to a limit of 20%)

•   Year 3: $1 million (50% multiplied by $5 million realized capital gains on Investment C, up to a limit of 20%)

•   Year 4: None (No sales transactions)

•   Year 5: None

The capital gains portion of the Incentive Fee under the Amended Agreement, if any, would be:

•   Year 1: None (No sales transactions)

•   Year 2: $5.0 million (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))

•   Year 3: $1.0 million (20% multiplied by $5.0 million realized capital gains on Investment C)

•   Year 4: None (No sales transactions)

•   Year 5: None

Example 8

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $3.0 million

Example 8a: Existing Agreement

Additional Assumptions

•   Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle rate. Therefore there is no Incentive Fee payable with respect to income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $3.0 million, when added to net income of $38.0 million, results in a total of $41.0 million, which exceeds the Hurdle rate. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

•   Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle rate of 8.00% under the Existing Agreement), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

Example 8b: Amended Agreement

Additional Assumptions

•   Because the Incentive Fee with respect to capital gains is calculated separately from the investment income portion of the Incentive Fee, whether or not pre-Incentive Fee net investment income exceeds the Hurdle rate is not taken into account in calculating the Incentive Fee with respect to capital gains

•   Incentive Fee with respect to capital gains = 20% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation)

The capital gains portion of the Incentive Fee under the Existing Agreement, if any, would be:

=  50% x ($41.0 million – $40.0 million), up to a limit of 20% x $3.0 million

=  50% x $1 million, up to a limit of $0.6 million

=  $0.5 million

The capital gains portion of the Incentive Fee under the Amended Agreement, if any, would be:

•   Year 1: $0.6 million (20% multiplied by $3.0 million net realized capital gains in excess of gross unrealized capital depreciation)

Appendix C

Form of Investment Management Agreement

INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”), dated as of [—], 2015, between BlackRock Kelso Capital Corporation, a Delaware corporation (the “BDC”), and [BlackRock Advisors LLC / BlackRock Kelso Capital Advisors LLC]1 (the “Advisor”), a [Delaware limited liability company].

WHEREAS, Advisor has agreed to furnish investment advisory services to the BDC, a closed-end management company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the BDC with respect to the investment of the BDC’s assets and to supervise and arrange for the day-to-day operations of the BDC and the purchase of securities for and the sale of securities held in the investment portfolio of the BDC.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the BDC.

(a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the BDC’s Board of Directors, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the BDC’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the BDC and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the BDC; (ii) supervise continuously the investment program of the BDC and the composition of its investment portfolio; (iii) arrange, subject to the provisions of Section 3(b) hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the BDC; and (iv) oversee the administration of all aspects of the BDC’s business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in paragraph (b) below. Nothing contained herein shall be construed to restrict the BDC’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the BDC’s shares.

(b) Except to the extent provided for directly by the BDC, the specific services to be provided or arranged for by the Advisor for the BDC pursuant to paragraph (a)(iv) above are (i) maintaining the BDC’s books and records, to the extent not maintained by the BDC’s custodian, transfer agent and dividend disbursing agent in accordance with applicable laws and regulations; (ii) initiating all money transfers to the BDC’s custodian and from the BDC’s custodian for the payment of the BDC’s expenses, investments and dividends; (iii) reconciling account information and balances among the BDC’s custodian, transfer agent and dividend disbursing agent; (iv) preparing all governmental filings by the BDC and all reports by the BDC to its shareholders; (v) supervising the calculation of the net asset value of the BDC’s shares; and (vi) preparing notices and agendas for meetings of the BDC’s shareholders and the BDC’s Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

1 If Proposal 1 is approved by Stockholders, BlackRock Advisors LLC (the “New Advisor”) will become the Company’s investment advisor. If only Proposal 2 is approved by Stockholders, BlackRock Kelso Capital Advisors LLC (the “Existing Advisor”) will continue to serve as the Company’s investment advisor.

(c) In the performance of its duties under this Agreement, the Advisor shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Certificate of Incorporation and the By-Laws of the BDC, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the BDC as set forth in the BDC’s Registration Statement on Form N-2 (the “Registration Statement”); and (v) any policies and determinations of the Board of Directors of the BDC.

(d) The Advisor will seek to provide qualified personnel to fulfill its duties hereunder and, except as set forth in the following sentence, will bear all costs and expenses incurred in connection with its investment advisory duties thereunder. The BDC shall reimburse the Advisor for all direct and indirect cost and expenses incurred by the Advisor (i) for office space rental, office equipment and utilities allocable to performance of investment advisory and non investment advisory administrative or operating services hereunder by the Advisor and (ii) allocable to any non-investment advisory administrative or operating services provided by the Advisor hereunder, including salaries, bonuses, health insurance, retirement benefits and all similar employment costs, such as office equipment and other overhead items. All allocations made pursuant to this paragraph (d) shall be made pursuant to allocation guidelines approved from time to time by the Board of Directors. The BDC shall also be responsible for the payment of all the BDC’s other expenses, including (i) payment of the fees payable to the Advisor under Section 8 and Section 9 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the BDC’s officers and employees, and directors’ and officers’ errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the BDC’s administrator (if any), custodian, transfer agent and dividend disbursing agent and any other service providers; (ix) the BDC’s dues, fees and charges of any trade association of which the BDC is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates, reports, prospectuses, registration statements and other documents used by the BDC; (xi) expenses of registering and offering securities of the BDC under applicable law; (xii) the expenses of holding shareholder meetings; (xiii) the compensation, including fees, of any of the BDC’s directors, officers or employees who are not affiliated persons of the Advisor; (xiv) all expenses of computing the BDC’s net asset value per share; (xv) litigation and indemnification and other extraordinary or non recurring expenses; and (xvi) all other non investment advisory expenses of the BDC.

(e) The Advisor shall give the BDC the benefit of its professional judgment and effort in rendering services hereunder, but neither the Advisor nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the BDC in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the BDC may have which may not be waived under applicable law.

3. Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Certificate of Incorporation and By-Laws of the BDC, as such documents are amended from time to time; (iv) the investment objectives and policies of the BDC as set forth in its Registration Statement; and (v) any policies and determinations of the Board of Directors of the BDC.

(b) In addition, the Advisor will:

(i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the BDC and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the BDC and its other clients and that the total commissions paid by the BDC will be reasonable in relation to the benefits to the BDC over the long term. In addition, the Advisor is authorized to take into account the sale of shares of the BDC in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor), provided that the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the BDC’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the BDC, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the BDC’s account are customers of the commercial department of its affiliates; and

(iii) treat confidentially and as proprietary information of the BDC all records and other information relative to the BDC, and the BDC’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the BDC, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the BDC.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake, and will cause its employees to undertake, no activities which, in its judgment, will adversely affect the performance of the Advisor’s obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the BDC are the property of the BDC and further agrees to surrender promptly to the BDC any such records upon the BDC’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the BDC authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The BDC may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or Directors’ fees of any officers or Directors of the BDC who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Directors of the BDC may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on BDC operations (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to BDC operations or the operations of other investment companies advised by the Advisor.

8. Compensation of the Advisor [During the First Two Years of this Agreement.]2

(a) [From the date of this Agreement until the second anniversary of this Agreement,] the provisions of this Section 8 shall apply with respect to the compensation of the Advisor.

(b) The Advisor, for its services to the BDC, will be entitled to receive a management fee (the “Management Fee”) from the BDC. The Management Fee will be calculated at an annual rate of 2.00% of total assets. The Management Fee will be paid quarterly in arrears based on the asset valuation as of the end of the prior quarter.

(c) For purposes of this Agreement, the assets and net assets of the BDC shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the BDC for calculating the value of the BDC’s assets or delegating such calculations to third parties.

(d) The Advisor will be entitled to receive additional compensation (the “Incentive Fee”) if performance of the BDC exceeds the Hurdle during each Trailing Four Quarter Period (which will apply only to the portion of the Incentive Fee based on income) and each Annual Period (which will apply only to the portion of the Incentive Fee based on capital gains), as follows:

(i) Incentive Fee Based on Income.

(A) The portion of the Incentive Fee based on income will be calculated separately for each Trailing Four Quarter Period. For each such period, the Advisor will be entitled to receive an Incentive Fee based on the amount by which (1) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less, as applicable (x) the amount, if any, by which net unrealized capital depreciation during the period exceeds net realized capital gains during the period or (y) the amount, if any, equal to the sum of net unrealized capital depreciation during the period plus net realized capital loss during the period exceeds (2) the Hurdle for the period. The amount of the excess of (1) over (2) described in this paragraph (A) for each period shall be referred to as the “Excess Income Amount”.

(B) The portion of the Incentive Fee based on income for each period will equal 50% of the period’s Excess Income Amount, until the cumulative Incentive Fee payments for the period equals 20% of the aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) for the period less, as applicable (x) the amount, if any, by which net unrealized capital

2 The provisions of this Section 8 will be applicable if both Proposal 1 and Proposal 2 are approved by Stockholders.

If only Proposal 1 is approved by Stockholders, the provisions of this Section 8 will be applicable for the duration of the agreement.

If only Proposal 2 is approved by Stockholders, the provisions of this Section 8 will not apply and the provisions of Section 9 will apply for the duration of the agreement.

depreciation during the period exceeds net realized capital gains during the period or (y) the amount, if any, equal to the sum of net unrealized capital depreciation during the period plus net realized capital loss during the period. Thereafter, the portion of the Incentive Fee based on income for the period will equal an amount such that the cumulative Incentive Fee payments to the Advisor during the period based on income equals 20% of the period’s Excess Income Amount. The portion of the Incentive Fee based on income will be paid on a quarterly basis during each Trailing Four Quarter Period and will be reduced for each quarter in a period (other than the first quarter of each period) by the amount of the Incentive Fee based on income paid in respect of each earlier quarter in the respective period.

(ii) Incentive Fee Based on Capital Gains.

(A) The portion of the Incentive Fee based on capital gains will be calculated separately for each Annual Period. For each such period, the Advisor will be entitled to receive an Incentive Fee based on the amount by which (1) the BDC’s net realized capital gains occurring during the period, if any, exceeds (2) the sum of (x) its unrealized capital depreciation, if any, occurring during the period and (y) the amount, if any, by which the Hurdle for the period exceeds the amount of income used in determination of the portion of the Incentive Fee based on income for the period. The amount of the excess of (1) over (2) described in this paragraph (A) shall be referred to as the “Excess Gain Amount”.

(B) The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s Excess Gain Amount, until such payments equal 20% of the BDC’s net realized capital gains occurring during the period, if any, less the BDC’s unrealized capital depreciation, if any, occurring during the period. Thereafter, the portion of the Incentive Fee based on capital gains for the period will equal an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period will equal 20% of the period’s Excess Gain Amount. The portion of the Incentive Fee based on capital gains will be calculated and paid on an annual basis for each Annual Period.

(iii) In calculating the portion of the Incentive Fee based on capital gains payable for any period, the BDC’s investments shall be accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains will be determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses and unrealized capital depreciation for the period.

(iv) The calculation of the Incentive Fee described above in this Section 8(d) is illustrated in the examples attached to this Agreement in Annex A. In the event of a conflict between the language above and the examples, the examples shall prevail.

(v) Notwithstanding anything else set forth herein, the Incentive Fee shall not include any amounts of capital gain that would violate Section 205(b)(3) of the Advisers Act as interpreted from time to time by the SEC or its staff.

(e) For purposes of Section 8(d), the following terms shall have the meanings ascribed to them below:

(i) “Annual Period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year;

(ii) “Hurdle” for any period means the product of 2% times the sum of the net asset values of the BDC attributable to its common shares as of the beginning of each calendar quarter during the respective period calculated after giving effect to any distributions paid in respect of the BDC’s common shares during that period; and

(iii) “Trailing Four Quarter Period” means the four quarter period ending on the last day of each subsequent calendar quarter.

9. Compensation of the Advisor [Following the Second Anniversary of this Agreement.]3

(a) [Following the second anniversary of this Agreement,] the provisions of this Section 9 shall apply with respect to the compensation of the Advisor.

(b) The Advisor, for its services to the BDC, will be entitled to receive a Management Fee from the BDC. The Management Fee will be calculated at an annual rate of 1.75% of total assets, excluding cash. The Management Fee will be paid quarterly in arrears based on the asset valuation as of the end of the prior quarter and will be prorated for any period of less than a quarter.

(c) For purposes of this Agreement, the assets and net assets of the BDC shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the BDC for calculating the value of the BDC’s assets or delegating such calculations to third parties.

(d) The Advisor will be entitled to receive the Incentive Fee during each calendar quarter (which will apply only to the portion of the Incentive Fee based on income) and each Annual Period (which will apply only to the portion of the Incentive Fee based on capital gains), as follows:

(i) Incentive Fee Based on Income.

(A) The portion of the Incentive Fee based on income other than capital gains will be calculated separately for each calendar quarter and will be paid on a quarterly basis. The BDC will pay the Advisor the portion of the Incentive Fee based on income for each period as follows:

(i)	No Incentive Fee based on income other than capital gains for any calendar quarter in which the BDC’s Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.00% annualized) of the BDC’s net assets attributable to common stock at the beginning of such quarter.

(ii)	100% of the BDC’s Pre-Incentive Fee Net Investment Income in any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.00% annualized) of the BDC’s net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized).

(iii)	20% of the BDC’s Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter, that exceeds 2.1875% (8.75% annualized) of the BDC’s net assets attributable to common stock at the beginning of such quarter.

(B) The calculations described above in sub-paragraph (A) will be appropriately pro rated for any period of less than a quarter and adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such quarter. The payment of any such Incentive Fee based on income otherwise earned by the Advisor shall be deferred if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of the BDC’s net assets attributable to common stock at the beginning of such four quarter period as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar quarter period, with any deferred Incentive Fees to be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made in accordance with this Agreement.

(ii) Incentive Fee Based on Capital Gains.

(A) The portion of the Incentive Fee based on capital gains will be calculated separately for each Annual Period. The Advisor will be entitled to receive an Incentive Fee based on capital gains for each

3 The provisions of this Section 9 will be applicable if both Proposal 1 and Proposal 2 are approved by Stockholders.

If only Proposal 1 is approved by Stockholders, the provisions of this Section 9 will not apply and the provisions of Section 8 will apply for the duration of the agreement.

If only Proposal 2 is approved by Stockholders, the provisions of this Section 9 will be applicable for the duration of the agreement.

Annual Period in an amount equal to 20% of the amount by which (1) the BDC’s net realized capital gains occurring during the period, if any, exceeds (2) its unrealized capital depreciation, if any, occurring during the period.

(B) In calculating the portion of the Incentive Fee based on capital gains payable for any period, the BDC’s investments shall be accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains will be determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses for the period and unrealized capital depreciation for the period.

(iii) The calculation of the Incentive Fee described above in this Section 9(d) is illustrated in the examples attached to this Agreement in Annex B. In the event of a conflict between the language above and the examples, the examples shall prevail.

(iv) Notwithstanding anything else set forth herein, the Incentive Fee shall not include any amounts of capital gain that would violate Section 205(b)(3) of the Advisers Act as interpreted from time to time by the SEC or its staff.

(e) For purposes of Section 9(d), the following terms shall have the meanings ascribed to them below:

(i) “Annual Period” means the period beginning on July 1 of each calendar year, including the calendar year prior to the year in which this Section 9 takes effect, and ending on June 30 of the next calendar year;

(ii) “Annualized Rate of Return” is computed by reference to the sum of (i) the aggregate distributions to the BDC’s common stockholders for the period in question and (ii) the change in the BDC’s net assets attributable to common stock (before taking into account any Incentive Fees otherwise payable during such period);

(iii) “net assets attributable to common stock” means the BDC’s total assets less indebtedness and preferred stock; and

(iv) “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with United States generally accepted accounting principles) accrued by the BDC during the calendar quarter excluding any accruals for or payments in respect of the Incentive Fee.

10. Indemnity. (a) The BDC may, in the discretion of the Board of Directors of the BDC, indemnify the Advisor, and each of the Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the BDC and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the BDC or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the BDC and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the BDC and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Directors of the BDC.

(b) The BDC may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the BDC receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the BDC unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the Directors of the BDC determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee-undertaking, (B) the BDC shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Directors of the BDC who are neither “interested persons” of the BDC (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the BDC, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

11. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the BDC in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in the Certificate of Incorporation, this Agreement is executed by the Directors and/or officers of the BDC, not individually but as such Directors and/or officers of the BDC, and the obligations hereunder are not binding upon any of the Directors or Shareholders individually but bind only the estate of the BDC.

12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the BDC as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the BDC for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the BDC’s Board of Directors or the vote of a majority of the outstanding voting securities of the BDC at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the BDC at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the BDC shall be directed or approved by the vote of a majority of the Directors of the BDC in office at the time or by the vote of the holders of a majority of the voting securities of the BDC at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the BDC). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.) If this Agreement is terminated pursuant to this Section, the BDC shall pay the Advisor a pro rated portion of the Management Fee and the Incentive Fee. The Management Fee and the Incentive Fee due to the Adviser in the event of termination pursuant to this Section will be determined according to the method set forth in the following paragraph.

The BDC will engage at its own expense a firm acceptable to the BDC and the Advisor to determine the maximum reasonable fair value as of the termination date of the BDC’s consolidated assets (assuming each asset is readily marketable among institutional investors without minority discount and with an appropriate control premium for any control positions and ascribing an appropriate net present value to unamortized organizational and offering costs and going concern value). After review of such firm’s work papers by the Advisor and the BDC and resolution of any comments therefrom, such firm will render its report as to valuation, and the BDC will pay to the Advisor or its affiliates any Management Fees or Incentive Fee, as the case may be, payable pursuant to the paragraphs above as if all of the consolidated assets of the BDC had been sold at the values indicated in such report and any net income and gain distributed. Such report will be completed within 90 days after notice of termination is delivered hereto.

13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

16. Use of the Name BlackRock [Kelso Capital].4 The Advisor has consented to the use by the BDC of the name or identifying word[s] “BlackRock [Kelso Capital]” in the name of the BDC. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the BDC. The name or identifying word[s] “BlackRock [Kelso Capital]” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the BDC to cease using “BlackRock [Kelso Capital]” in the name of the BDC if the BDC ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the BDC.

17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

4 The bracketed language in this Section 16 is only applicable if Proposal 2 is approved by Stockholders but Proposal 1 is not approved by Stockholders.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

BLACKROCK KELSO CAPITAL CORPORATION

By:
Name:
Title:

[BLACKROCK ADVISORS LLC / BLACKROCK KELSO CAPITAL ADVISORS LLC]

By:
Name:
Title:

Annex A5

Calculation of the Incentive Fee

Example of Calculation of Income Portion of Incentive Fee Under Section 8 of the Agreement For each trailing four quarters’ period

Formula

The formula for the income portion of the Incentive Fee for any trailing four quarters’ period can be expressed as follows:

Incentive Fee with respect to income—

•	When the annualized rate of return to shareholders exceeds the hurdle but does not exceed 13.33% = 50% x (trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains – hurdle amount) – Incentive Fees with respect to income paid in the prior three quarters

•	When the annualized rate of return to shareholders exceeds 13.33% = 50% x (13.33% x net asset value – hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains – 13.33% x net asset value) – Incentive Fees with respect to income paid in the prior three quarters

Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

Assumptions

•	Number of full calendar quarters in period = 4

•	Net Asset Value = $500.0 million

•	Total Assets = $500.0 million

•	Quarter 1 net investment income(1) = $15.0 million

•	Quarter 1 Incentive Fee paid = $0.0 million

•	Quarter 2 net investment income = $10.0 million

•	Quarter 2 Incentive Fee paid = $0.0 million

•	Quarter 3 net investment income = $37.5 million

•	Quarter 3 Incentive Fee paid with respect to income = $13.5 million

•	Quarter 3 Incentive Fee paid with respect to net realized capital gains = $0.15 million

•	Net realized capital gains, Quarters 1 through 3 = $1.5 million

•	Net unrealized capital appreciation, Quarters 1 through 3 = $0.5 million

•	Hurdle(2) = 8.00%

•	Base management fee(3) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.25%

5 The examples set forth in Annex A demonstrate the calculation of the Incentive Fee:

(1) if both Proposal 1 and Proposal 2 are approved by Stockholders, for the first two years following the effective date of the New Agreement; and

(2) if only Proposal 1 is approved by Stockholders, for the duration of the New Agreement.

If only Proposal 2 is approved by Stockholders, the examples set forth in this Annex A will not be applicable.

C-A-1

Alternative 1

Additional Assumptions

•	Quarter 4 net investment income

=	Quarter 4 income – base management fee – other expenses

=	$20.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million

=	$20.75 million – $3.75 million

=	$17.0 million

•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•	Trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains

=	Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net investment income – (excess, if any, of trailing four quarters’ net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4 over trailing four quarters’ net realized capital gains from beginning of Quarter 1 to end of Quarter 4)

=	$15.0 million + $10.0 million + $37.5 million + $17.0 million – $0.0 million (as there was no trailing four quarters’ net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4)

=	$79.5 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $79.5 million, which exceeds the Hurdle amount. Therefore there may be an Incentive Fee payable with respect to income in Quarter 4. The income portion of the Incentive Fee for this quarter equals 50% of the amount by which the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to income equal 20% of the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains (would occur if such amount for the trailing four quarters represented an annualized return on net assets of 13.33% or higher, which is the case in this example), less any Incentive Fees paid with respect to income in the prior three quarters.

Incentive Fee with respect to income

=	50% x (13.33%/4 x $500.0 million – Hurdle amount) + 20% x (trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains – 13.33%/4 x $500.0 million) – Incentive Fees with respect to income paid in the prior three quarters

=	50% x ($66.66 million – $40.0 million) + 20% x ($79.5 million – $66.66 million) – $13.5 million

=	50% x $26.66 million + 20% x $12.84 million – $13.5 million

=	$2.4 million

C-A-2

Conclusion

The Incentive Fee payable with respect to income for this trailing four quarters’ period equals $2.4 million.

(1)	Net income refers to taxable net income, excluding any realized capital gain and loss and unrealized capital appreciation and depreciation.
(2)	Represents an annual hurdle of 8.00% of the value of net assets.
(3)	Represents quarterly portion of an annual base management fee of 2.00% of the value of total assets.
(4)	Excludes offering expenses and is expressed as a percentage of the value of net assets.

Examples of Calculation of Capital Gains Portion of Incentive Fee

For each Annual Period beginning on the first day of the calendar quarter in which this Agreement is in place and ending on the day prior to the first anniversary of such date

Formula

The formula for the capital gains portion of the Incentive Fee for each Annual Period can be expressed as follows:

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net investment income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

The following Alternative 1 and Alternative 2 assume that with respect to each year, the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains exceeds the hurdle amount.

Alternative 1

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50.0 million and fair value of Investment B determined to be $32.0 million

•	Year 3: fair value of Investment B determined to be $25.0 million

•	Year 4: Investment B sold for $31.0 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $6.0 million (20% multiplied by $30.0 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $1.2 million (20% multiplied by $6.0 million realized capital gains on sale of Investment B)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)

C-A-3

•	Year 2: Investment A sold for $50.0 million, fair value of Investment B determined to be $25.0 million and fair value of Investment C determined to be $25.0 million

•	Year 3: fair value of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: fair value of Investment B determined to be $35.0 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $5.0 million (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))

•	Year 3: $1.0 million (20% multiplied by $5.0 million realized capital gains on Investment C)

•	Year 4: None

With respect to each year, if the trailing four quarters’ net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains did not exceed the hurdle amount, the capital gains portion of the Incentive Fee could be reduced because no Incentive Fee is payable unless the sum of (1) the amount of net investment income used in the determination of the Incentive Fee, if any, based on income and (2) the amount of net realized capital gains in excess of unrealized capital depreciation used in the determination of the Incentive Fee, if any, based on capital gains exceeds the hurdle amount. The following Alternative 3 and Alternative 4 illustrate the calculation of the capital gains portion of the Incentive Fee when the hurdle amount is exceeded only after capital gains are taken into account.

Alternative 3

Assumptions

•	Year 1: Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $8.0 million

Determination of Incentive Fee

Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to income.

However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $8.0 million, when added to net income of $38.0 million, results in a total of $46.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net investment income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

=	50% x ($46.0 million – $40.0 million), up to a limit of 20% x $8.0 million

=	50% x $6.0 million, up to a limit of $1.6 million

=	$1.6 million

C-A-4

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $1.6 million.

Alternative 4

Assumptions

•	Year 1: Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $3.0 million

Determination of Incentive Fee

Net investment income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to income.

However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $3.0 million, when added to net investment income of $38.0 million, results in a total of $41.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net investment income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

=	50% x ($41.0 million – $40.0 million), up to a limit of 20% x $3.0 million

=	50% x $1.0 million, up to a limit of $0.6 million

=	$0.5 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $0.5 million.

C-A-5

Annex B6

Examples of Fee Calculation Under Section 9 of the Agreement

Example 1—Incentive Fee Based on Income(1)

Formula

The formula for the portion of the Incentive Fee based on income for any quarter can be expressed as follows:

Incentive Fee with respect to Pre-Incentive Fee Net Investment Income—

•	When the Pre-Incentive Fee Net Investment Income for such quarter exceeds 1.75%(2) but does not exceed 2.1875% = 100% x (Pre-Incentive Fee Net Investment Income – 1.75%)

•	When the Pre-Incentive Fee Net Investment Income for such quarter exceeds 2.1875% = 100% x (2.1875% – 1.75%) + 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

Notwithstanding the foregoing, if the Annualized Rate of Return for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made payment is less than 7.0% of the BDC’s net assets attributable to common stock at the beginning of such four quarter period, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period, the payment of such Incentive Fee will be deferred until the earliest quarter such four full calendar quarter Annualized Rate of Return requirement is satisfied. “Annualized Rate of Return” in this context is computed by reference to the sum of (i) the aggregate distributions the BDC’s common stockholders during the period and (ii) the change in the BDC’s net asset value attributable to common stock prior to calculation of any income or capital gain Incentive Fees during the period and does not take into account changes in the market price of the BDC’s common stock.

Assumptions

•	Management fee(3) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.0625%

•	After accounting for the distribution of income during each period, there is no change in the Company’s net assets

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets attributable to common stock (defined as total assets less indebtedness and preferred stock). The example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) the BDC’s aggregate distributions to stockholders and (b) the BDC’s change in net assets attributable to common stock (defined as total assets less indebtedness and preferred stock) before taking into account any Incentive Fees accrued during the period, is at least 7.0% of the BDC’s net assets attributable to common stock (defined as total assets less indebtedness and preferred stock) at the beginning of such four quarter period (as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar period). See Alternative 4 for an example of a failure to satisfy this assumption and Alternative 5 for an example of subsequent satisfaction of this assumption.

6 The examples set forth in this Annex B demonstrate the calculation of the Incentive Fee:

(1) if both Proposal 1 and Proposal 2 are approved by Stockholders, following the second anniversary of the effective date of the New Agreement; and

(2) if only Proposal 2 is approved by Stockholders, for the duration of the New Agreement.

If only Proposal 1 is approved by Stockholders, the examples set forth in this Annex B will not be applicable.

C-B-1

(2)	Represents quarterly percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the quarter.
(3)	Represents quarterly portion of an annual base management fee of 1.75% of the value of total assets.
(4)	Expressed as a percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period.

Alternative 1

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(1.25% – (0.4375% + 0.0625%))

=	0.75%

Conclusion

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle rate, therefore there is no Incentive Fee based on income.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 2.40%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(2.40% – (0.4375% + 0.0625%))

=	1.90%

Determination of Incentive Fee

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee payable with respect to net income for the quarter.

•	Incentive Fee Based on Income

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% and 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (1.90% – 1.75%) + 0%

=	100% x 0.15%

=	0.15%

C-B-2

Alternative 3

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(3.50% – (0.4375% + 0.075%))

=	3.00%

Determination of Incentive Fee

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee payable with respect to net income for the quarter.

•	Income Based Incentive Fee

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (2.1875% – 1.75%) + 20% x (3.0% – 2.1875%)

=	0.4375% + (20% × 0.1825%)

=	0.4375% + 0.1625%

=	0.60%

Alternative 4

Additional Assumptions

During most recently completed quarter (Q4):

•	Investment Income = 3.50%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(3.50% – (0.4375% + 0.0625%))

=	3.00%

During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q2 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q3 Pre-Incentive Fee Net Investment Income = 1.50%

•	All Pre-Incentive Fee Net Investment Income is distributed during the period.

•	After accounting for the distribution of the net investment income during the period, there is no change in the BDC’s net assets during the period.

C-B-3

Determination of Incentive Fee

During most recently completed quarter:

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•	Incentive Fee Based on Income

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (2.1875% – 1.75%) + 20% x (3.00% – 2.1875%)

=	0.4375% + 0.1625%

=	0.60%

During four quarter period ending with most recently completed quarter:

•	Annualized Rate of Return (5)

=	(Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (BDC’s change in net assets attributable to common stock)

=	(1.00% + 1.00% + 1.50% + 3.00%) + (0)

=	6.50%

(5)	Annualized Rate of Return is measured before any calculation of Incentive Fees for income or capital gains.

Conclusion

Although an Incentive Fee is payable for such quarter, because the Annualized Rate of Return over the four quarter period is less than 7.00%, the payment is deferred until the first quarter for which the Annualized Rate of Return over the four quarter period including such subsequent quarter equals or exceeds 7.00%.

Alternative 5

Additional Assumptions

During most recently completed quarter (Q4):

•	Investment Income = 4.00%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses)

=	(4.00% – (0.4375% + 0.0625%))

=	3.50%

During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q2 Pre-Incentive Fee Net Investment Income = 1.50%

•	Q3 Pre-Incentive Fee Net Investment Income = 3.00%

•	All Pre-Incentive Fee Net Investment Income is distributed during the period.

C-B-4

•	After accounting for the distribution of the Pre-Incentive Fee Net Investment Income during the period, there is no change in the BDC’s net assets attributable to common stock during the period.

•	Deferred income based Incentive Fee during the period = 0.60%

Determination of Incentive Fee

During most recently completed quarter:

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•	Incentive Fee Based on Income

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (2.1875% – 1.75%) + 20% x (3.50% – 2.1875%)

=	0.4375% + 0.2625%

=	0.70%

During four quarter period ending with most recently completed quarter:

•	Annualized Rate of Return (5)

=	(Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (BDC’s change in net assets attributable to common stock)

=	(1.00% + 1.50% + 3.00% + 3.50%) + (0)

=	9.00%

(5)	Annualized rate of return is measured before any calculation of Incentive Fees for income or capital gains.

Conclusion

Both the current quarter income based Incentive Fee of 0.70% and the earlier deferred income based Incentive Fee of 0.60% are paid.

Example 1—Incentive Fee Based on Capital Gains

Formula

The formula for the capital gains portion of the Incentive Fee for each July 1 through June 30 “Annual Period” can be expressed as follows:

Incentive Fee with respect to capital gains = 20% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation)

Alternative 1

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)

C-B-5

•	Year 2: Investment A is sold for $50.0 million and fair value of Investment B determined to be $32.0 million

•	Year 3: fair value of Investment B determined to be $25.0 million

•	Year 4: Investment B sold for $31.0 million

Determination of Incentive Fee

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None (No sales transactions)

•	Year 2: $6.0 million (20% multiplied by $30.0 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $1.2 million (20% multiplied by $6.0 million realized capital gains on sale of Investment B)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50.0 million, fair value of Investment B determined to be $25.0 million and fair value of Investment C determined to be $25.0 million

•	Year 3: fair value of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: fair value of Investment B determined to be $35.0 million

•	Year 5: Investment B sold for $20.0 million

Determination of Incentive Fee

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None (No sales transactions)

•	Year 2: $5.0 million (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))

•	Year 3: $1.0 million (20% multiplied by $5.0 million realized capital gains on Investment C)

•	Year 4: None (No sales transactions)

•	Year 5: None

C-B-6

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the Stockholder meeting date. INTERNET http://www.proxyvoting.com/bkcc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site OR TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. ? FOLD AND DETACH HERE ? IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Please mark your votes as indicated in this example ? The Board of Directors recommends a vote FOR each of the following proposals. FOR AGAINST ABSTAIN 1. To approve an investment management agreement (the “New Agreement”) between the Company and BlackRock Advisors LLC, an indirect, wholly-owned subsidiary of BlackRock, Inc. (the “New Advisor”), to permit the New Advisor to serve as investment adviser to the Company following the completion of the sale of substantially all of the business of the Company’s investment adviser, BlackRock Kelso Capital Advisors LLC (the “Existing Advisor”), to the New Advisor (the “Transaction”), which agreement only will take effect upon the closing of the Transaction ? ? ? 2. To approve an amendment to the existing investment management agreement between the Company and the Existing Advisor (such agreement, the “Existing Agreement”), in order to: (a) reduce the base management fee and (b) change the structure of the incentive fee (collectively, the :Amendments”) which Amendments also will apply to the New Agreement described in the first Proposal and will go into effect following the second anniversary of the effective date of the New Agreement, if the first Proposal is approved by Stockholders. ? ? ?

PLEASE SIGN ON REVERSE SIDE RESTRICTED AREA—SCAN LINE Mark Here for Address Change or Comments SEE REVERSE ? Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature(s) (Title(s), if applicable)___________________________________________________________________ Dated_________ Choose MLinkK for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Proxy Statement for the Special Meeting of Stockholders and the 2013 Annual Report on Form 10-K are available at: http://bnymellon.mobular.net/bnymellon/bkcc? FOLD AND DETACH HERE ? SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 18, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Laurence D. Paredes and                 , and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of BlackRock Kelso Capital Corporation (the “Company”) held of record by the undersigned on December 22, 2014 at the Special Meeting of Stockholders of the Company to be held on February 18, 2015 or at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THE SPECIAL MEETING. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON INVESTMENT SERVICING (US) INC. P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 RESTRICTED AREA—SCAN LINE PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET WO#

RESTRICTED AREA—SIGNATURE LINE

PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711 SIGNATURE: DATE: (THIS BOXED AREA DOES NOT PRINT)